                          MARYLAND PROCUREMENT OFFICE
                              9800 SAVAGE ROAD.
                   FORT GEORGE G. MEADE, MARYLAND 20755-6626

N121 (PAB)

                                                        BASIC ORDERING AGREEMENT
                                                        NO. MDA904-98-G-0198

                       BASIC ORDERING AGREEMENT BETWEEN
                         THE UNITED STATES OF AMERICA
                                      AND
                           Litronic Industries, Inc.
                               2030 Main Street
                            12th Floor, Suite 1250
                             Irvine CA 92614-7240

     This Basic Ordering Agreement is entered into as of the 16th day of Apr, 1998 between the United States of America, hereinafter called "the Government", represented by the Government Contracting Officer and the contractor, a corporation organized and existing under the laws of the State of
____________________.

     The clauses and provisions of this Basic Ordering Agreement hereinafter set forth have been agreed upon by the parties hereto for use in negotiating Cost Type and Fixed Price Type job orders between the parties entered into on or after the date of this Basic Ordering Agreement and prior to its termination.

     The Basic Ordering Agreement may be amended only by mutual agreement of the parties and the Basic Ordering Agreement may be terminated in its entirety by either party upon their 30 days written notice to the other party, except that this Basic Ordering Agreement may be terminated by the Government at any time if the parties fail to agree upon any deletion, amendment, or addition to this Basic Ordering Agreement which is required by Statute, Executive Order, or the Federal Acquisition Regulation (FAR). No deletion, modification, addition to, or termination of this Basic Ordering Agreement shall affect any contracts heretofore entered into between the parties in which this Basic Ordering Agreement, or a portion thereof, has been incorporated by reference.

     This Basic Ordering Agreement shall be reviewed, at a minimum, annually before the anniversary of its effective date and revised to conform with all requirements of Statutes, Executive Orders, and the Federal Acquisition Regulation. This revision shall be evidenced by an agreement modifying this Basic Ordering Agreement or by the issuance of a superseding Basic Ordering Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Basic Ordering Agreement as of the date and year first above written.

UNITED STATES OF AMERICA
BY: /S/ PATRICIA BUSH
PATRICIA BUSH
Contracting Officer

BY: /S/ JS PROHASKA
James S. Prohaska
Director of Business Development
April 13, 1998
703-905-9700
05-076-1998
(Signature, typed name, title, date phone number, DUNS Number)

PART I - THE SCHEDULE
---------------------

SECTION A - SOLICITATION/CONTRACT FORM
--------------------------------------

     For the purposes of this Basic ordering Agreement (BOA) and its modifications the terms `contractor', `Contractor', `offeror', `Offeror', and `quoter' are defined as the company whose name appears on the face page of this BOA. The words `order', `Order', `Job Order' and `job order' all refer to job orders placed against this BOA. All references in the BOA to `contract' are deemed to include job orders.

A.1  INTENT OF THE PARTIES

     In order to expeditiously procure the future services of the Contractor, of the nature hereinafter described, as the need therefore arises, the Government represented by the Contracting officer and the Contractor mutually agree by their execution of this Agreement that:

(a) This document shall be construed as an Agreement between the Government and the Contractor to perform services prescribed under Section B by placement of job orders which shall be bilaterally executed assuring a binding contract which constitutes acceptance of all applicable clauses, provisions, and conditions negotiated in the Basic Ordering Agreement. Job Orders will be written in the Uniform Contract Format, as per FAR.

(b) Any additional clauses, terms or conditions affected by change in existing laws or regulations, other than those agreed to in this Agreement, shall be arrived at, in each instance, by separate negotiation between the parties and shall be specifically stated in the Job Order. No differing provisions in any Job Order shall affect a change to this BOA.

(c) Supplies and services provided under any and all job orders arising from this Agreement shall be within the general scope of work as outlined in Section B of this Agreement.

(d) Eight (8) different types of job orders may b- issued against this BOA as follows:

     (1) Cost plus award fee type orders.
     (2) Cost plus-fixed-fee completion type orders
     (3) Cost-plus fixed-fee term type orders
     (4) Cost plus incentive fee type orders
     (5) Firm Fixed Price completion type orders
     (6) Fixed price incentive type orders
     (7) Fixed price level of effort type orders
     (8) Time & Material/Labor Hour
                         (End of clause)

A.2  PLACEMENT OF JOB ORDERS

JOB ORDERS HAY NOT BE ISSUED AGAINST THIS BASIC ORDERING AGREEMENT EXCEPT BY THE MARYLAND PROCUREMENT OFFICE, 9800 SAVAGE ROAD, FT GEORGE G. MEADE, MD 20755-6000.
                                (End of clause)

SECTION B - SUPPLIES OR SERVICES AND PRICES/COST
------------------------------------------------

B.1  SUPPLIES OR SERVICES

     The contractor shall:

     Furnish the necessary facilities materials and professional engineering and technical personnel together with adequate support and management personnel to provide supplies or services as specified in the Job Order. The type of work anticipated may include, but NOT be limited to, the following:

     (a) Engineering design fabrication testing manufacture and modification of equipments and components including spares.

     (b) Study and evaluation of ideas and components.

     (c) Preparation of drawings, manuals, technical data, technical specifications, instructional materials (which may include instruction of course(s)), and operational characteristics and preparation of technical documentation.

     (d) Wiring and testing, fabrication, of chassis and printed circuit cards.

     (e) Signal analysis services.
                                (end of clause)

SECTION C - DESCRIPTION/SPECS/WORK STATEMENT
--------------------------------------------

C.1  GENERAL REQUIREMENTS

     The following general requirements will apply to this BOA:

     (a) WORKMANSHIP All work conducted under this agreement shall be of a thoroughly professional caliber. The work shall be conducted at all times in accordance with the best techniques of technical research and development. All parts shall be fabricated to maintain a tolerances as close as required by the Government, or when unspecified, as close as is consistent with good engineering practice. All components and finished equipments shall be free from any defects which at delivery might affect their serviceability or appearance.

     (b) Types of components: Commercial components shall be employed throughout if practicable. Components peculiar to a particular supply source shall be held to a minimum.

     (c) Materials: The best material commercially available shall be used when a definite material is not designated. If this not practical, it shall be so stated at the time a proposal is submitted to the Government.

     (d) Schematics: All drawings which show electrical circuitry without regard to the physical position of the various components, and representing these components by conventional symbols, shall be defined as `schematics' for the purpose of job orders under this BOA.

     (e) Original and Copies of Drawings: The contractor shall furnish to the Government upon request, originals if available, and copies of all engineering drawings, sketches, layouts and schematics. The Government reserves the right to use the drawings, sketches, layouts and schematics in future procurements from any supplier other than limited rights data as defined in the clause `Rights in Technical Data and Computer Software.'

     (f) Inspection and Test Procedures: Inspection and tests shall be performed in accordance with instructions contained in the Job Order. The Government may furnish test procedures or require the contractor to submit test procedures for Government approval. The contractor shall furnish all necessary facilities and equipment for testing except for unique testing equipment to be furnished by the Government.
                                (End of clause)

C.2  JOB ORDER/CONTENT

     The specific Job Order which may be issued under this Basic Ordering Agreement to the Contractor shall be processed as provided by C.3 and shall contain among other provisions, the following (in the Uniform Contract Format):

     (a) A reference to the Basic Ordering Agreement.

     (b) Technical instructions for performance of the work authorized, descriptions of the material and/or services to be furnished in reasonable detail, including, when appropriate, a reference to applicable plans, drawings, and specifications.

     (c) Packing packaging and marking requirements, if any.

     (d) Inspection testing acceptance and delivery requirements as may be applicable.

     (e) The material, equipment, drawings, and other property, if any, to be furnished to the Contractor by the Government and the date such property is to be delivered or otherwise made available to the Contractor.

                                (End of clause)

C.3  ACTIVATION OF JOB ORDER

     (a)  PRICED JOB ORDER

     The following procedure will be followed to initiate work under this
Agreement:

          (1) An oral and/or letter request shall be sent to the Contractor setting forth the detailed requirements to be accomplished, together with the necessary attachments (drawings, SOW, PD, DISTRICT DIRECTOR 1423, DISTRICT DIRECTOR 254, and other applicable documents).

          (2) The Contractor shall immediately acknowledge the request for a proposal, either by signing and returning a copy of the letter request, or if no letter is received, by initiating an acknowledgment of the oral request.

          (3) (i) The Contractor shall review the requirements of the proposed job order and submit to the Contracting Officer, within the time allotted (expedited reply is required), a technical proposal and a cost proposal to complete the requirements.

              (ii) Such submission shall not contain conditions or provisions not in accordance with the terms of this agreement. The Contractor may, however, request a differing term from the agreement.

          (4) The government shall review and, when applicable, negotiate estimated cost and fee or profit and the technical requirements.

          (5) Each Job Order shall be fully negotiated prior to the issuance of the Standard Form 26 to reflect the Government and Contractor agreement of the technical requirements and consideration.

     (b)  UNPRICED JOB ORDERS

          (1) In an emergency where it is imperative that the designated task be commenced prior to the execution of a priced job order, the following procedures will apply. The procedures in Section C.3 (a) in paragraphs (1) (2) and (3) will be followed for initiating the job order. Then:

              (i) After receipt and review of the Contractor's proposal, the Contracting officer may issue an unpriced job order stating a monetary ceiling amount for the Job Order and containing a NOT-TO-EXCEED funding limitation pending documentation of the Job Order. This Job Order will be on a Form DD1155 "Order for supplies or Services" and will contain a limitation of Government Liability clause as stated in Section G, Paragraph G.5. The Contractor is required to sign the Job Order (DD1155) as acceptance of the ceiling priced job order or provide a letter containing the proposed ceiling price and stating agreement to accepting a job order on this basis. In exceptional cases, where award must be made prior to receipt of a qualifying technical proposal, the Government and the Contractor shall negotiate a maximum ceiling price which must be confirmed in writing. Use of this procedure will limit the Contractor expenditures to 50% of the proposed Ceiling price until a qualifying proposal is received or negotiations have been completed. In no event shall an entire job order be priced retroactively.

          (ii) The initial cost proposal you submit to satisfy the Government's requirement may be the amount specified for the NOT-TO-EXCEED ceiling amount of an unpriced job order. This establishment of a not-to-exceed price ceiling is in accordance with DFARS 217.7404-2. To comply with this, your proposal submitted in response to the Government's request should have a validity period that allows time for definitization of the job order. This time period could extend as long as six months depending on the length and complexity of the audit and other issues.

     (2) When an unpriced job order is issued on a DD1155, the job order will contain wording referencing the above BOA provision as well as a limitation on the amount of funds that may be expended prior to definitization. The unpriced job order may incorporate your cost proposal by reference.

     (3) When definitizing the unpriced job order, the ceiling amount will be subject to a downward negotiation only.

     (4) Per the DFAR: Allowable Profit. The head of an agency or a designee shall ensure that the profit allowed on a UCA, for which the final price is negotiated after a substantial portion of the performance required is completed, reflects:

          (i) any reduced cost risk of the contractor with respect to costs incurred during the performance of the contract before the final price is negotiated; and

          (ii) the reduced cost risk of the contractor with respect to costs incurred during performance of the remaining portion of the contract.

     (5) The Contractor shall submit a proposal not later than ons month after the date of the ceiling priced job order award. Negotiations, per the FAR, shall be completed not later than six months after the date of award of the ceiling priced job order. Within these parameters, the Contracting Officer shall state in the Job Order the actual definitization schedule in accordance with FAR 52.216-25 Contract Definitization.
                                (End of clause)

SECTION D - PACKAGING AND MARKING

D.1  PACKING AND PACKAGING

     The equipments, devices and components required under this agreement shall be packaged and packed for domestic shipment in accordance with best commercial practice to ensure safe arrival at destination unless otherwise specified on the individual Job Order or in writing by the contracting officer.
                                (End of clause)

D.2  MARKING

     Shipments shall be marked in accordance with instructions to be supplied by the contracting officer or his duly authorized representative.
                                (End of clause)

SECTION E - INSPECTION AND ACCEPTANCE
-------------------------------------

E.1 REFERENCED CLAUSES - WHEN APPLICABLE: The following contract clause(s) (when applicable) pertinent to this section is/are hereby incorporated by reference:

     CLAUSE NO.                   TITLE
                                FAR CLAUSES

     52.246-2   Inspection of Supplies - Fixed Price (AUG 1996)
     52.246-2   Inspection of Supplies Fixed Price (AUG 1996) - Alternate I (JUL
                1985)
     52.246-3   Inspection of Supplies Cost Reimbursement (APR 1984)
     52.246-4   Inspection of Services - Fixed Price {AUG 1996)
     52.246-5   Inspection of Services - Cost-Reimbursement (APR 1984)
     52.246-6   Inspection -- Time-and-Material and Labor-Hour (JAN 1986)
     52.246-6   Inspection -- Time-and-Material and Labor-Hour (JAN 1986) -
                Alternate I (APR 1984)
     52.246-7   Inspection of Research rnd Development - Fixed Price (AUG 1996)
     52.246-8   Inspection of Research and Development - Cost-Reimbursement (APR
                1984)
     52.246-8   Inspection of Research and Development - Cost Reimbursement
                Alternate I (APR 1984)
     52.246-9   Inspection of Research and Development (Short Form) (APR 1984)
     52.246-16  Responsibility for Supplies (APR 1984)

E.2  INSPECTION AND ACCEPTANCE

     Unless otherwise indicated and/or negotiated by the parties inspection and acceptance will be performed at destination by the duly authorized Contracting officer's Representative
                                (End of clause)

SECTION F - DELIVERIES OR PERFORMANCE
-------------------------------------

F.1 REFERENCED CLAUSES - WHEN APPLICABLE. The following contract clause(s) (when applicable) pertinent to this section is/are her by incorporated by reference

     CLAUSE NO.                TITLE
                            FAR CLAUSES

     52.211-17  Delivery of Excess Quantities (SEP 1989)
     52.242-15 Stop Work Order (AUG 1989) - Alternate I (APR 1984) 52.242-17 Government Delay of Work (APR 1984)
     52.247-29  F O B Origin (JUN 1988)
     52.247-34  F o B Destination (NOV 1991)

F.2  PERIOD OF PERFORMANCE

     The Government may issue Job Orders at its discretion and in conformity with the ability of the Contractor to perform within the period from the effective date of this Agreement through 31 MAY 2001. Notwithstanding this period of performance, it is understood that all job orders negotiated prior to the expiration of the period indicated above shall be completed in the negotiated period of performance of that Job Order, except that the Contractor shall not exceed the funds obligated in the Job Order in accordance with 52.232-20, Limitation of Cost or 52.232-22, Limitation of Funds.
                                (End of clause)

F.3  DELIVERY

     (a) Any it ms, components or other articles resulting from work performed under this Agreement shall be delivered to the address shown on the Job Order, or if not indicated therein to the following:

          Transportation Officer
          9705 Samford Road
          Support Activities Building #4, Door #3, 4. or 5
          Fort George G. Meade, MD 20755-6000
          M/F Supply Officer
          REF MDA904-_____________  (J.O. # _________)

     NOTE: Schedule shipments to arrive at destination from 7:30 AM to 2:30 PM Monday through Friday excluding Federal Holidays. Full trailer loads will be accepted by appointment only. 24 Hours advance notice is required. Phone (301) 688-7173 for an appointment.

     (Job Order numbers must be on all documents.)

     (b) Technical Data requirement shall be prepared and delivered to the government in such quantities and at such times as specified in the Contract Data Requirements List DISTRICT DIRECTOR Form 1423.
                                (End of clause)

F.4  DISCONTINUANCE

     The Agreement may be discontinued upon thirty (30) days written notice by either party hereto. It is understood, however, that discontinuance of this Agreement by such action will NOT affect any individual Job Order issued prior to the effective date of discontinuance.

                                (End of clause)

F.5  F.O.B. POINT

     The FOB point unless otherwise indicated and/or negotiated by the parties will be destination for delivery of supplies.

                                (End of clause)

SECTION G - CONTRACT ADMINISTRATION DATA
----------------------------------------

G.1  352.229-9000   NOTICE OF TAXATION (SEP 1994)

     The Contractor shall provide the Contracting officer with written notice of any proposed tax assessments, exemptions, exclusions, or refunds which could increase or decrease costs or liabilities to the contractor and/ or the Government. The notice shall be submitted in sufficient time to provide the Government a meaningful opportunity to assert its immunity, participate in negotiations or litigation with the taxing authority concerning the applicability of the tax, and/or adjust the parties' liability for costs according to the increase or decrease in tax.

                                (End of clause)

G.2  352.229-9001 CONTRACTOR LIABILITY FOR STATE AND LOCAL TAXES (SEP 1994)

     Generally the contractor is liable for payment of state or local taxes on this contract to the same extent that it would be liable for such taxes on a contract with a non-governmental entity. Although it may be useful for the contractor to inform the taxing authorities that the Maryland Procurement Office
(MPO) is a federal government agency, this fact alone does not in and of itself create a tax exemption for the contractor. While some transactions undertaken by the contractor pursuant to this contract may be exempt from a state or local tax, it is the contractor's responsibility to identify such exemption under the applicable statute and to resolve the applicability of such with state or local taxing authorities.

                                (End of clause)

G.3  CONTRACT ADMINISTRATION DATA

     The procuring Contracting Officer shall retain all administration functions for job orders issued again t this Basic Ordering Agreement, except for the administration of Government furnished property, which will be administered by the contractor's cognizant Defense Contract Management Command. Any exceptions to these administrative functions will be addressed in any Job Order.

                                (End of clause)

G.4  CONTRACTING OFFICER'S REPRESENTATIVE (COR)

     An individual may be designated by the Contracting Officer as the CO's representative for any resulting Job Order. The appointment of the COR and extent of authority will be set forth in a letter from the Contracting Officer.

                                (End of clause)

G.5  INVOICES

     Each Job Order shall be a separate contract and be treated as such. Payment for invoices not containing the complete Job Order number may be delayed.

     (a)  CPFF OR CPIF JOB ORDERS

          (1) The Contractor shall be reimbursed on the basis of invoices submitted monthly for costs incurred, plus a proportionate amount of fixed fee. Vouchers are to be submitted through the Contractor's cognizant DCAA office. Payment of fixed fee shall be subject to the withholding provision of FM 52.232-
9. Monthly invoices submitted shall indicate to the extent such charges apply to the total material, direct labor, overhead, other direct charges, cost of money, C&A, and fixed fee applicable to each Job Order. INVOICES SHALL BE SEPARATE FOR EACH JOB ORDER.

          (2)  All Public Vouchers (SF 1034a) shall be submitted.

               THROUGH: DEFENSE CONTRACT AUDIT AGENCY

               TO: FINANCE AND ACCOUNTING OFFICE
                   ATTN: N411 (9X-G-_______, J.O. #______)
                   9800 SAVAGE ROAD
                   FT GEORGE G. MEADE, MD 20755 6000

     (b)  FFP JOB ORDERS

          (1) Invoices submitted under fixed price job orders that do not authorize Progress Payments will be paid only after inspection and acceptance and after "Military Inspection and Receiving Reports" (DISTRICT DIRECTOR 250's) have been properly completed in accordance with the General Provision entitled Material and Receiving Report (DoD FAR SUPP).

          (2) Invoices under fixed price job orders shall be mailed to the following address (except Requests for Progress Payments):

          TO   CONTRACT - ACCOUNTS PAYABLE
               Finance and Accounting Office
               P.O. Box 400
               ATTN (9x-G-_____, J.O. #______ )
               FT. GEORGE G. MEADE, MD 20755-6000

          (3) Requests for Progress Payment shall be sent to the Contracting Officer for that Job Order. Payment requests without the cognizant Contracting Officer or Negotiator's name or initials delays payment. Sending the invoice to other than the C.O. or negotiator for that job order (i.e., using the address in 2 above) shall delay payment.

                                (End of clause)

G.6  PLACE OF PERFORMANCE

     Unless written approval of the Contracting Officer is obtained in advance, the work to be performed under this Agreement may not be carried on in any plant or factory other than the Contractor's plant on the face page of this BOA or in the paragraph in Section X (Contractor's Representations and Certifications ) entitled "Place of Performance."

                                (End of clause)

G.7 LIMITATION OF GOVERNMENT LIABILITY. (This clause applicable to Ceiling Priced Job Orders)

     (a) The Contractor is not authorized to make expenditures or incur obligations in the performance of EACH Job Order which exceed the total amount obligated for that job order.

     (b) If the proposed price for an Job Order as submitted by the Contractor is not acceptable to the Government, the parties shall enter into negotiation for the purpose of agreeing to fair and reasonable prices and satisfactory delivery schedule. When agreement has been reached the Contracting Officer shall prepare a Standard Form 30 setting forth the agreed prices, delivery schedule, and other items, which will be executed by both parties.

     (c) If the parties fail to reach an agreement, the failure to agree shall be disposed of in accordance with the clause entitled "Disputes." Pending settlement of such dispute, the Contracting Officer shall establish prices and delivery schedules determined to be fair and reasonable and shall set forth same in a priced modification to the Job Order indicating thereon that such prices are billing prices pending the outcome of the dispute.

                                (End of clause)

G.8  PROMPT PAYMENT ACT APPLICABILITY

     This contract is subject to the Prompt Payment Act Public Law 97-177, as amended. Discount periods for Prompt Payment shall be computed as set forth in the clause, DISCOUNTS FOR PROMPT PAYMENT (MODIFIED) in Section H.

                                (End of clause)

G.9  POINT OF CONTACT

     Questions regarding specific job orders issued under this BOA should be directed to the office which issued the job order.

                                (End of clause)

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1  352-204.9003   CONTRACTOR PERSONNEL CLEARANCES - CONTRACT (OCS 1993)

     (a) It shall be the responsibility of the contractor to optimize the use of currently cleared personnel in completing the requirements of this contract. In the event that the contractor requires additional personnel clearances, any delays incurred in the contract progress and/or schedule as a result of the time required to clear such personnel shall be the contractor's responsibility. Under no circumstances shall the Government recognize a claim for an equitable adjustment in the contract price and/or schedule as a result of any delay due to the failure to have properly cleared personnel.

     (b) It is understood that the contractor will provide personnel as suitable replacements on a best efforts basis.

                                (End of clause)

H.2  352.204-9010   NOTICE: CONTRACT ADMINISTRATION AND CLOSEOUT GUIDANCE (JAN
1993)

     The following guidance is provided for your use in administering and closing out the contract. When the contract is complete, the contractor shall initiate final accounting and disposition. This shall be done in accordance with the following instructions. If a portion of the instructions are not applicable to this contract, disregard that portion.

     (a)  Government Furnished Property/Documents

          (1) The cognizant property administration office (Defense Contract Management Command (DCMC) and/or L15) is designated to administer the maintenance by the contractor of official Government Property Records for all Government property/documents. See section G - Contract Administration Data for the cognizant office for this contract.

          (2) The contractor shall sign (1) copy of the shipping or inspection document acknowledging receipt of property/documents and forward same to the designated property administrator.

          (3) At the end of the contract, the contractor shall submit the Government Furnished Property/Documents Inventory Schedule requesting disposition to the cognizant office. The cognizant property administration office shall then obtain the disposition instructions from the contracting officer's Representative (COR), and they will forward them to the contractor. The contractor shall provide the cognizant office with a declaration that all Government furnished property/documents have been accounted for or expended (disposition is complete) in the performance of the contract. The cognizant property administration office will provide the Maryland Procurement Office
(MPO) and the COR with the appropriate releases.

          (b) Contractor Acquired Property: At the end of the contract, the contractor shall submit the Contractor Acquired Property list, requesting disposition to the cognizant property administration office. This office will then obtain the disposition instructions from the COR and then will forward them to the contractor The contractor shall provide the cognizant office with a declaration that Contractor Acquired Property has been dispositioned as requested. The cognizant property administration office will provide the MPO and the COR with the appropriate releases.

          (c) Plant Clearance. The cognizant property administration office is automatically delegated plant clearance procedures.

          (d) Classified Material/Documents (DD254 on the contract). The disposition/retention action of classified holding should be initiated pursuant to paragraphs 5.1 and 5.m of the Industrial Security Manual. The inventory shall be submitted to the Director, NSA/CSS, ATTN (the applicable COR with office designator), 9800 Savage Road, Ft. George G. Meade, Maryland 20755-6000. After compliance with the COR's disposition instructions, the contractor shall submit evidence of compliance certified by the CSSO to the HPO (ATTN ________ (Contracting Officer's name), Maryland Procurement Office, 9800 Savage Road, Fort George G. Meade, MD 20755-6000), with a courtesy copy to M52 and the COR.

          (e) Report of Inventions and Subcontracts (Form DD882). Pursuant to the Patent Rights Clause of this contract, the contractor shall submit the DISTRICT DIRECTOR Form 882 to the Director, NSA/CSS, ATTN (the applicable COR with office designator), 9800 Savage Road, Ft. George G. Meade, Maryland 20755-6000, with a courtesy copy to the HPO (ATTN _______ (Contracting Officer's name), Maryland Procurement Office, 9800 Savage Road, Fort George G. Meade, MD 20755-6000).

          (f)  Final Payment

               (1) For contracts requiring final DCAA audit, the contractor shall submit the final voucher with release and assignment documentation to the cognizant Defense Contract Audit Agency (DCAA) office for processing in accordance with FAR 4.804 (within 180 days).

          (2) For all contracts not requiring final DCAA audit the contractor shall submit the final invoice DD250 to the COR for processing.

     (g) Contract Data Requirements List (CDRL) DISTRICT DIRECTOR Form 1423. If not previously provided to the COR, the contractor shall provide the COR with status of the documentation for final resolution. This shall be submitted to the Director, NSA/CSS, ATTN (the applicable COR with the office designator), 9800 Savage Road, Ft. George G. Meade, Maryland 20755-6000 with a courtesy copy to the HPO (ATTN: N1 ______ (Contracting Officer's name), Maryland Procurement Office, 9800 Savage Road, Fort George G. Meade, MD 20755-6000).

     (h)  Quick Closeout.

          (1) The contractor shall review the contract for applicability of the Quick Close Out Procedures in accordance with the FAR 42.708, and determine if this method applies. If applicable, the contractor may request in writing Quick Close Out authorization from the CO.

          (2) The MPO will authorize Quick Closeout Procedures, if applicable. The Contractor shall then submit a copy of the letter, the final voucher, etc., directly to the cognizant DCAA office (see section G).

                                (End of notice)

H.3  352 212-9002   NOTICE: GOVERNMENT CLOSURES (DEC 1997)

     (a)  Government Holidays:

               New Year's Day - 1 January
               Martin Luther King Jr's Birthday - 3rd Monday in January President's Day - 3rd Monday in February
               Memorial Day - Last Monday in May
               Independence Day - 4 July
               Labor Day - 1st Monday in September
               Columbus Day - 2nd Monday in October
               Veteran's Day - 11 November
               Thanksgiving Day - 4th Thursday in November
               Christmas Day - 25 December

     Any other day designated by Federal Statute Executive order or a Presidential proclamation.

     When a holiday falls on a Sunday, the following Monday will be observed as a legal holiday. When a holiday falls on a Saturday, the preceding Friday is observed as a holiday by U.S. Government Agencies.

     Unless authorized by the Contracting Officer or his duly authorized representative, the contractor shall not work UNDER MPO CONTRACT at any government facility on any holiday listed above nor should any deliveries under this contract be made to an any government facility on those days.

     The amounts in Section B of the contract include an allowance for holidays to be observed; and, accordingly, the government will not be billed for such holidays except when services are required by the government and are actually performed on a holiday.

     (b)  Administrative leave

          (1) When the Government grants administrative leave to employees as a result of inclement weather, potentially hazardous conditions, or other special circumstances, contractor personnel working at the specific facility/location granted administrative leave shall also be dismissed. However, the contractor shall provide sufficient on-site personnel to perform the requirements of critical wort already in process if instructed by the contracting Officer or duly authorized representative.

          (2) On-site personnel working on this contract shall not be granted access to Agency installations during closure situations unless they are designated as emergency or essential personnel required to perform the requirements of critical work already in process or are otherwise instructed by the contracting Officer or duly authorized representative. On-site personnel at another government facility shall only be granted access under terms agreed to with that Agency.

     (c) Except for emergency situations or when instructed by the Contracting Officer or duly authorized representative, the costs associated with the period of any such Agency closure shall not be a direct reimbursable cost under this contract. If authorized in accordance with the contractor's normal accounting procedures, these costs MAY be reimbursable as an indirect cost using established indirect cost pools.

                                (End of clause)

H.4  352.227-9002   COMMERCIAL COMPUTER SOFTWARE - CONTRACTS (FEB 1996)

     Pursuant to the requirements of Defense Federal Acquisition Regulation Supplement (DFARS) 227.7202-1, commercial computer software to be delivered under this contract will be acquired under the license customarily provided by the contractor to the public to the extent those licenses are consistent with Federal Procurement Law.

                                (End of clause)

H.5  352.227-9003   YEAR 2000 COMPLIANCE - COMMERCIAL ITEMS (JAN 1997)

     (a) Definition: INFORMATION TECHNOLOGY means any equipment or interconnected system or subsystem of equipment that is used in the automatic acquisition, storage, manipulation, management, movement, control, display, switching, interchange, transmission, or reception of data or information. This is for equipment used by the government directly or is used by a contractor under a contract with the Agency which (1) requires the use of such equipment, or (2) requires the use, to a significant extent, of such equipment in the performance of a service or the furnishing of a product. Information technology includes computers, ancillary equipment, software, firmware and similar procedures, services (including support services) and related resources. It does NOT include any equipment that is acquired by a Federal Contractor incidental to a Federal contract.

     (b) The Contractor warrants that each information technology product delivered under this contract and listed below shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the contractor, provided that all listed or unlisted products (e.g., hardware, software, firmware) used in combination with such listed product properly exchange date data with it. The words "listed below" refer to products that the offeror has identified as being Year 2000 compliant in response to the procuring agency's specifications. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in and subject to the terms and limitations of the contractor's standard commercial warranty or warranties contained in this contract. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

H.6  352.227-9004   YEAR 2000 COMPLIANCE - NON-COMMERCIAL ITEMS (JAN 1997)

     (a) Definition: INFORMATION TECHNOLOGY means any equipment or interconnected system or subsystem of equipment that is used in the automatic acquisition, storage, manipulation, management, movement, control, display, switching, interchange, transmission, or reception of data or information. This is for equipment used by the government directly or is used by a contractor under a contract with the Agency which (1) requires the use of such equipment, or (2) requires the use to a significant extent of such equipment in the performance of a service of the furnishing of a product. Information technology includes computers, ancillary equipment, software, firmware and similar procedures, services (including support services), and related resources. It does NOT include any equipment that is acquired by a Federal Contractor incidental to a Federal contract.

     (b) The contractor warrants that each non commercial item of information technology delivered or developed under this contract and listed below shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the item documentation provided by the contractor, provided that all listed or unlisted items (e.g., hardware, software, firmware) used in combination with such listed item properly exchange date data with it. The words "listed below" refer to products that the offeror has identified as being Year 2000 compliant in response to the procuring agency's specifications. If the contract requires that specific listed items must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed items as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in and subject to the terms and limitations of any general warranty provisions of this contract. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

                         (End of clause)

H.7  352.227-9005 NOTIFICATION OF FOREIGN ORIGIN SOFTWARE AND/OR FIRMWARE (OCT
1997)

     Offerors/contractor shall notify the Contracting officer in writing if any foreign manufactured developed maintained and/or modified software and/or firmware will be used or included in the deliverables under this contract. Foreign-origin software and/or firmware that is merely a possible candidate for use under this contract shall also be identified. Notification pursuant to this clause must include the identity of the foreign source and the nature of the software application and is required as soon as there is a reason to know or suspect foreign origin.

     NSA reserves the right to exclude foreign-origin software and/or firmware from use under contract on a case-by-case basis.
                         (End of clause)

H.8  352.232-9009   DISCOUNTS FOR PROMPT PAYMENT (OCT 1993)

     (a) Discounts for prompt payment will not be considered in the evaluation of offers. However, any offered discount will form a part of the award and will be taken if payment is made within the discount period indicated in the offer by the offeror. As an alternative to offering a prompt payment discount in conjunction with the offer, offerors awarded the contracts/purchase orders may include prompt payment discounts on individual invoices.

     (b) In connection with any discount offered time will be computed (i) from date of delivery of the supplies to carrier when acceptance is at the point of origin, (ii) from date of delivery at destination or port of embarkation when delivery and acceptance are at either of these two points, or (iii) from the date the correct invoice or voucher is received in the designated billing office whichever is later. For the purpose of computing the discount earned payment shall be considered to have been made on the date which appears on the payment check or the date on which an electronic funds transfer was made.

                                (End of clause)

H.9  352.244-9000   NOTICE SUBCONTRACTING WITH CANADIAN CONTRACTORS (OCT 1993)

     Provided the Sponsoring Government Activity is not disclosed, the offeror is not prohibited from subcontracting with Canadian Contractors unless the work to be performed under any resulting contract is classified in nature.

     Federal Acquisition Regulation (FAR) Part 44, Subcontracting Policies and Procedures, particularly Subpart 44.2 - Consent to Subcontract, applies.

     In addition to those clauses which the prime contractor is normally required to insert in subcontracts, the following must be included as required:

     FAR 52.225-11       Restrictions on Certain Foreign Purchases (APR 91)
     DFARS 252.225-7026  Reporting of Overseas Subcontracts (DEC 1991)
                              (End of notice)

H.10 DISCLOSURE OF INFORMATION

     (a) The Contractor shall not disclose any information under this Basic Ordering Agreement, any Job Order under this BOA or any contract, including the following, to any person (including other Government agencies), unless (i) it is required for the performance of this contract, or (ii) the individual is specifically authorized in writing by the Contracting officer to receive the information.

         (1) The Basic ordering Agreement Job Order award or contract.

         (2) Sponsorship of the BOA Job Order or contract to include:

             (i) Any information about the organization, fiscal data, functions, and activities of the Sponsoring Government Activity.

             (ii) Any information concerning the personnel strength of the Sponsoring Government Activity or its subdivisions, or the names, titles, or salaries of the personnel assigned or detailed to or employed by the sponsoring Government Activity without regard to classification status.

         (3) The Government's use interest in or application of the following:

             (i) The Basic Ordering Agreement or contract or Job Order Schedule and technical data incorporated therein.

             (ii)   Purchase Description specifications and drawings.

             (iii)  Scientific studies research development and design service.

             (iv)   Components devices equipments and systems.

             (v)    Techniques methods and processes.

             (vi)   Details and/or results of performance.

         (b) Disclosures by the contractor which require specific written authorization from the Contracting Officer include information, whether written or oral, to be revealed in technical conferences, symposia, meetings,periodicals, journals, brochures, or advertising. Once authorization to use any specific information has been approved by the Contracting Officer, the contractor is authorized to reuse such specific information without obtaining additional authorization from the Contracting Officer. The contractor shall maintain a log of the additional uses and submit a copy of the log to the Contracting officer when each additional disclosure is made.

         (c) When prescribed by the Contracting Officer, the Contractor agrees to insert in subcontracts and purchase orders hereunder provisions which shall conform substantially to the language of paragraphs (a) and (b) above. Normally these provisions will not be required by the Contracting officer in purchase orders for standard commercial items which have been sold or offered for sale to the public commercially by any supplier

         (d) The provisions set forth in DFMS 252 204e7000 and Paragraphs (a),
(b), and (c) shall not be construed to preclude the contractor from otherwise using for its normal commercial purposes, information, techniques, processes, methods, developments, components, devices, equipments, systems, and proprietary data employed in the conduct of the work, except that which is specifically developed for or as a result of the contract or which is Protected Information, as defined the Contractor Security Agreement, and precluded from disclosure without pre-disclosure Government review. In so using the information as authorized by this paragraph, the contractor (i) shall not disclose any information concerning the sponsorship of this contract Basic ordering Agreement or Job Order, or (ii) the nature of the Government's interest in application of the subject matter of this contract Basic Ordering Agreement or Job Order.

                              (End of clause)

H.11 REPORTS

     Reports and other data requirements will be outlined in DISTRICT DIRECTOR Form 1423 furnished with each applicable Job Order
                              (End of clause)

H.12 GOVERNMENT PROPERTY

     (a) The Government may furnish the Contractor certain items of material and/or equipment as such action is considered to be in the best interest of the Government. Such material and/or equipment will be designated on individual job orders.

     (b) In fulfillment of the requirements of the General Provision entitled "Government Property", residual property schedules shall be submitted in accordance with PAR 45.508.

     (c) DESIGNATION OF PROPERTY ADMINISTRATOR - RECORDS OF PROPERTY (FM 45 105(a)).

     The Defense Contract Management Command is designated to administer the maintenance by the contractor of official Government Property Records, in accordance with the provisions of Section 45 of the Federal Acquisition Regulations.

                         (End of clause)

H.13 SUBCONTRACTING

     (a) FAR 52.244-2 shall apply to any subcontract entered into for the performance of the requirements of any Cost Type Job Order issued under this Agreement.However, it is agreed that the term "Subcontracts", as used in this Article, will not include normal Purchase Orders for any standard commercial items required under those Job Orders. Therefore, such Purchase Orders will be exempt from the provisions of this paragraph. It should be noted that this definition of "subcontracts" does not apply to any requirement for submission of a Subcontracting Plan as outlined in H.11 of this Agreement.

     (b) The Contractor shall not enter into a subcontract involving the type of work specified herein without obtaining in advance the written approval of the Contracting Officer and subject to the conditions that he may prescribe when required by the terms of FAR 52.244-2.

                         (End of clause)

H.14 SUBCONTRACTING PLAN FOR SMALL BUSINESS AND SMALL DISADVANTAGE BUSINESS CONCERNS

     (a) In accordance with Public Law 95-507, FAR and FAR SUP, a Subcontracting Plan for small business and Small Disadvantaged Business Concerns will be required prior to the award of any individual Job Order over $500 000. Offeror may submit plan with initial proposal. If not submitted with the initial proposal, a plan shall be submitted when requested by the Contracting Officer.

     (b) The Offeror is hereby notified that no Job Order will be awarded unless and until a plan is negotiated with and accepted by the Contracting Officer and such acceptable plan is incorporated into the Job Order as a material part thereof.

                         (End of clause)

H.15 CERTIFICATION OF INDIRECT COSTS

     The Contractor shall provide a copy of the certification submitted to DCMC pursuant to FAR Clause No. 52.242-4 for retention in each Job Order file.
                         (End of clause)

H.16 ACCESS TO GOVERNMENT FACILITIES BY UNCLEARED ELECTRONIC EQUIPMENT SERVICE PERSONNEL

     Contractor personnel who have access to sponsoring Government facilities under the terms of a Job Order, at a minimum, must successfully complete limited personnel security screening consisting of a National Agency Check and a polygraph interview confined to questions of a counterespionage nature. Contractor personnel with continuing access also will be subject to a periodic counterespionage-scope polygraph interviews.

                         (End of clause)

H.17 INCORPORATION OF SECTION K BY REFERENCE

     In accordance with FAR 15.204-l(b), Part IV of the Uniform Contract Format shall not be physically included in the Job Orders, but Section K, Representations, Certifications, and Other Statements of Offerors (as completed by the Contractor), shall be deemed incorporated by reference in each Job Order. The provisions listed below shall be completed for each Job Order as applicable. After supplied to the MPO, these shall be deemed incorporated by reference also.

     52 215-6         PLACE OF PERFORMANCE
     52 215-7         ANNUAL REPRESENTATIONS AND CERTIFICATIONS -NEGOTIATION
     52 222-25        AFFIRMATIVE ACTION COMPLIANCE
     52 223-1         CLEAN AIR AND WATER CERTIFICATION (APR 1984)
     52 227-7         PATENTS - NOTICE OF GOVERNMENT LICENSEE
     52 230-1         COST AND ACCOUNTING STAND M DS NOTICES AND CERTIFICATION
     252 225 - 7000B  BUY AMERICAN ACT - BALANCE OF PAYMENTS PROGRAM CERTIFICATE
     252 225 - 7003   INFORMATION FOR DUTY-FREE ENTRY EVALUATION
     252 225 - 7006   BUY AMERICAN ACT - TRADE AGREEMENTS ACT -BALANCE OF
                      PAYMENTS PROGRAM CERTIFICATE
     252 225 - 7018   NOTICE OF PROHIBITION OF CERTAIN CONTRACTS WITH FOREIGN
                      ENTITIES FOR THE CONDUCT OF BALLISTIC MISSILE DEFENSE
                      RDT&E
     352 209 - 9000   FINANCIAL RESOURCES
                              (End of clause)

H.18 RETENTION OF INFORMATION

     After completion of each Job Order, and at the completion of the period of performance of the Basic Ordering Agreement, the Contractor shall not retain in his possession (unless specified by the Job Order document) any drawings, sketches, prints, reports, or other data developed under each Job Order without written approval of the Contracting Officer or his duly authorized representative. If the Contracting Officer so directs, the contractor shall return all information to the Government. This data to be provided to the contracting officer does not include contractor proprietary financial data.

                         (End of clause)

H.19 SPECIAL PROVISION FOR LATE DELIVERY (APPLICABLE TO ALL FIXED PRICE JOB ORDERS)

     If the Contractor fails to make delivery of the items called for herein on or before the contractual delivery date without proof of an excusable delay as defined in the Default provision of this BOA and Job Order, and the Government does not elect to terminate performance in accordance with the termination provisions of this BOA, then the parties shall promptly and in good faith negotiate an extended delivery schedule in exchange for adequate consideration from the Contractor. Should the parties fail to reach agreement on such a modification, the Contracting Officer may unilaterally determine what constitutes a reasonable delivery schedule and the consideration therefore. Failure to agree to such schedule and consideration shall be a dispute concerning a question of fact within the meaning of the clause of this BOA entitled "Disputes". The rights and remedies set forth in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or under this contract

                         (End of clause)

H.20 NOTICE - 52.232 PROMPT PAYMENT (SEP 1992) (DEVIATION)

     A class deviation was received from the Offices of the Under Secretary of Defense as follows:

     (a) Delete from the lead-in paragraph: "The term "foreign vendor" means an incorporated concern not incorporated in the United States or an unincorporated concern having its principal place of business outside the United States.

     (b) Delete the last sentence of paragraph (a)(5) which states: "An interest penalty shall not be paid on contracts awarded to foreign vendors outside the United States for work performed outside the United States".

                         (End of clause)

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

I.1 REFERENCED CLAUSES The following contract clauses are hereby incorporated by reference.

CLAUSE NO.                    TITLE
                          FAR CLAUSES

52.202-1       Definitions (OCT 1995)
52.203-5       Covenant Against Contingent Fees (APR 1984)
52.203-7       Anti Kickback Procedures (JUL 1995)
52.203-8       Cancellation Rescission and Recovery of Funds for Illegal or
               Improper Activity (JAN 1997)
52.203-10      Price or Fee Adjustment for Illegal or Improper Activity (JAN
               1997)
52.204-4       Printing/Copying Double-Sided on Recycled Paper (JUN 1996)
52.209-6       Protecting the Government's Interest When Subcontracting with contractors Debarred Suspended or Proposed for Debarment (AUG
               1995)
52.211-5       Material Requirements (OCT 1997)
52.211-15      Defense Priority and Allocation Requirements (SEP 1990)
52.215-8       Order of Precedence - Uniform contract Format (OCT 1997)
52.219-8       Utilization of Small Business Concerns and Small Disadvantaged
               Business Concerns (JUN 1997)
52.225-11      Restrictions on Certain Foreign Purchases (MAY 1992)
52.232-17      Interest (Jun 1996)
52.232-23      Assignment of Claims (JAN 1986)
52.242-13      Bankruptcy (JUL 1995)
52.253-1       Computer Generated Forms (JAN 1991)

                          DFARS CLAUSES

252.203-7001   Special Prohibition on Employment (JUN 1997)
252.204-7003   Control of Government Personnel Work Product (APR 1992)
252.209-7000   Acquisition From Subcontractors Subject to On-site
               Inspection Under the Intermediate Range Nuclear Forces (INF)
               Treaty (NOV 1995)
252.223-7004   Drug-Free Work Force (SEP 1988)
252.225-7012   Preference for Certain Domestic Commodities (FEB 1997)
252.225-7016   Restriction on Acquisition of Antifriction Bearings (JON 1997)
252.225-7031   Secondary Arab Boycott of Israel (JUN 1992)
252.231-7000   Supplemental Cost Principles (DEC 1991)

252.232-7006   Reduction or Suspension of Contract Payments Upon Finding of
               Fraud (AUG 1992)
252.243-7002   Certification of Requests for Equitable Adjustment (JUL 1997)
252.247-7023   Transportation of Supplies by Sea (NOV 1995)

I.2 FIXED PRICE R&D. The following contract clauses pertinent to Fixed Price R&D contracts are hereby incorporated by reference

CLAUSE NO.                    TITLE
                          FAR CLAUSES

52.222-4       Contract Work Hours and safety Standards Act - Overtime
               Compensation (JUL 1995)
52.232-2       Payments under Fixed-Price Research and Development Contracts
               (APR 1984)
52.233-3       Protest After Award (OCT 1995)
52.243-1       Changes - Fixed Price (AUG 1987) - Alternate V (APR 1984)
52.249-9       Default (Fixed Price Research and Development) (APR 1984)

                          DFARS CLAUSES

252.235-7010   Acknowledgement of Support and Disclaimer (MAY 1995)
252.235-7011   Final Scientific or Technical Report (MAY 1995)
252.243-7001   Pricing of Contract Modifications (DEC 1991)

I.3 FIXED PRICE SERVICE. The following contract clauses pertinent to Fixed Price Service contracts are hereby incorporated by reference

CLAUSE NO.                    TITLE
                          FAR CLAUSES

52.222-4       Contract Work Hours and Safety Standards Act - Overtime
               Compensation (JUL 1995)
52.232-1       Payments (APR 1984)
52.232-11      Extras (APR 1984)
52.233-3       Protest After Award (OCT 1995)
52.249-8       Default (Fixed Price Supply and Service) (APR 1984)

                          DFARS CLAUSES

252.243-7001   Pricing of contract Modifications (DEC 1991)

I.4 FIXED PRICE SUPPLY. The following contract clauses pertinent to Fixed Price Supply contracts are hereby incorporated by reference:

CLAUSE NO.                    TITLE
                          FAR CLAUSES

52.203-3       Gratuities (APR 1984)
52.215-26      Integrity of Unit Prices (FEB 1997) - Alternate I (APR 1991)
52.222-20      Walsh-Healey Public Contracts Act (DEC 1996)
52.232-1       Payments (APR 1984)
52.232-11      Extras (APR 1984)
52.233-3       Protest After Award (OCT 1995)
52.243-1       Changes - Fixed Price (AUG 1987)
52.249-8       Default (Fixed Price Supply and Service)(APR 1984)
52.251-1       Government Supply sources (APR 1984)

                          DFARS CLAUSES

252.225-7009   Duty Free Entry - Qualifying Country End Products and Supplies
               (JAN 1997)
252.243-7001   Pricing of Contract Modifications (DEC 1991)
252.251-7000   Ordering From Government Supply Sources (MAY 1995)

I.5 COST REIMBURSEMENT R&D. The following contract clauses pertinent to Cost Reimbursement RED contracts are hereby incorporated by reference:

CLAUSE NO.                    TITLE
                          FAR CLAUSES

52.203e3       Gratuities (APR 1984)
52.228e7       Insurance Liability to Third Persons (MAR 1996)
52.233e3       Protest After Award (OCT 1995)
52.242e1       Notice of Intent to Disallow Costs (APR 1984)
52.243e2       Changes - Cost Reimbursement (AUG 1987) Alternate V (APR 1984)
52.244e2       Subcontracts Under Cost Reimbursement and Letter Contracts (OCT
               1997) Alternate I (AUG 1996)

                          DFARS CLAUSES

252.235-7010   Acknowledgement of Support and Disclaimer (MAY 1995
252.235-7011   Final Scientific or Technical Report (MAY 1995)

I.6 COST REIMBURSEMENT SERVICE. The following contract clauses pertinent to Cost Reimbursement Service contracts are hereby incorporated by reference:

CLAUSE NO.                           TITLE
                                  FAR CLAUSES

52.203-3       Gratuities (APR 1984)
52.228-7       Insurance - Liability to Third Persons (M M 1996)
52.233-3       Protest After Award (OCT 1995)
52.242-1       Notice of Intent to Disallow Costs (APR 1984)
52.244-2       Subcontracts Under Cost-Reimbursement and Letter Contracts (OCT
               1997) - Alternate I (AUG 1996)

I.7 COST REIMBURSEMENT SUPPLY. The following contract clauses pertinent to Cost Reimbursement Supply contracts are hereby incorporated by reference:

CLAUSE NO.                           TITLE
                                  FAR CLAUSES

52.203-3       Gratuities (APR 1984)
52.215-26      Integrity of Unit Prices (FEB 1997) - Alternate I (APR 1991)
52.222-20      Walsh-Healey Public Contracts Act (DEC 1996)
52.228-7       Insurance - Liability to Third Persons (MAR 1996)
52.233-3       Protest After Award (OCT 1995)
52.242-1       Notice of Intent to Disallow Costs (APR 1984)
52.243-2       Changes - Cost-Reimbursement (AUG 1987) - Alternate V (APR 1984)
52.244-2       Subcontracts Under Cost-Reimbursement and Letter Contracts (OCT
               1997) - Alternate I (AUG 1996)

                                 DFARS CLAUSES

252.225-7009   Duty Free Entry - Qualifying Country End Products and
               Supplies (JAN 1997)

I.8 TIME-AND-MATERIAL/LABOR-HOURS. The following contract clauses pertinent to Time-and-Materials/Labor-Hours contracts are hereby incorporated by reference:

CLAUSE NO.                           TITLE
                                  FAR CLAUSES

52.222-4 Contract Work Hours and Safety Standards Act - Overtime Compensation (JUL 1995)

52.233-3       Protest After Award (AUG 199 6)
52.243-3       Changes -- Time-and-Materials or Labor-Hours (AUG 19871
52.244-3       subcontracts Under Time-and-Materials and Labor-Hour Contracts
               (OCT 1997)
52.249-14      Excusable Delays (APR 1984)
52.251-1       Government Supply sources (APR 19841

                                 DFARS CLAUSES

252.243-7001   Pricing of contract Modifications (DEC 1991)

I.9  52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): N/A at this time.
                                (End of clause)

I.10 FOR COST REIMBURSEMENT CONTRACTS

     (a) Allowable costs shall constitute the costs incurred by the Contractor in the performance of Job Orders issued against this Agreement and acceptable to the Contracting officer or his authorized representative as chargeable thereto in accordance with FAR 52.216-7, limited by contract clause FAR 52.232-22 of this Agreement. For purposes of the Agreement, the contract clauses concerning "Limitation of Cost" and "Allowable Cost and Payments" shall be applicable to Job Orders negotiated hereunder in the same manner as though the words "this contract" in each instance in which they appear in the said clauses were to read "each job order" negotiated under this Agreement".

     (b) Reimbursement for costs shall be accomplished in accordance with the following

         (1) Use for fully funded cost reimbursement awards:

             (i) Allowable costs constitute those costs incurred by the contractor in the performance of this contract which are acceptable by the Contracting Officer or his duly authorized representative and chargeable hereto in accordance with FAR 52.216-7, limited by contract clause FAR 52.232-20 entitled "Limitation of Cost".

             (ii) Travel shall be reimbursed at cost. Lodging shall be reimbursed at actual cost; meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations" (FTB), the "Joint Travel Regulations",

Volume 2 (JTR), and the "Standardized Regulations" Government Civilians, Foreign Areas), Section 925" as applicable. These costs shall be chargeable directly to this contract in accordance with the contractor's established method of distributing such costs.

             (iii) Upon determination of the allowable costs, actual overhead, and general and administrative expense costs applicable to this contract, any payment that shall have been made to the contractor shall be adjusted to reflect such actual costs.

     NOTE: Add the following only when precontract costs have been authorized:

             (iv) Precontract costs incurred on or after _______ in an amount NTE $_______ in anticipation of contract award are recognized to the extent they are otherwise reasonable, allowable, and allocable.

     (2) Use for incrementally funded cost reimbursement awards

             (i) Allowable costs constitute those costs incurred by the contractor in the performance of this contract which are acceptable by the Contracting Officer or his duly authorized representative and chargeable hereto in accordance with FAR 52.216.7, limited by contract clause FAR 52.232.22 entitled "Limitation of Funds" .

             (ii) Travel shall be reimbursed at cost Lodging shall be reimbursed at actual cost meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations" (FTR); the "Joint Travel Regulations", Volume 2
(JTR) and the "Standardized Regulations" Government Civilians, Foreign Areas)
Section 925" as applicable. These costs shall be chargeable directly to this contract in accordance with the contractor's established method of distributing such costs.

             (iii) Upon determination of the allowable costs, actual overhead and general and administrative expense costs applicable to this contract, any payment that shall have been made to the contractor shall be adjusted to reflect such actual costs.

     NOTE: Add the following only when precontract costs have been authorized.

             (iv) Precontract costs incurred on or after ________ in an amount NTE $________ in anticipation of contract award are recognized to the extent they are otherwise reasonable, allowable, and allocable.
                                (End of clause)

I.11 FOR FIXED FEE TERM CONTRACTS:

     (a) The Statutory Fee Limitations stated in FAR 15.903(d) apply to Cost Reimbursement to orders placed under this Basic ordering Agreement.

     (b) The following provisions are applicable to term type Cost-Plus-Fixed-Fee job orders placed against this BOA.

     (1) It is understood and agreed that the rate of man-hours per month may fluctuate in pursuit of the technical objective, however, such fluctuations will be controlled to avoid and exhaustion of the total man-hours of effort before the expiration of the term of the contract. In controlling the utilization of man-hours of effort the Contractor shall promptly notify the Contracting in writing when there is indication that premature exhaustion of the total man-hours is predicted. When deemed necessary by the Contractor, the hours of effort in any classification shown in each individual job order may be used in any other direct labor classification in that job order.

     (2) The estimated cost and fixed fee is predicated upon the contractor furnishing the level of effort specified herein. The fee shall be payable in direct proportion to the level of effort expended upon certification by the Contractor of the effort expended and the Government acceptance of the technical quality of performance.

     (3) It is further agreed that the Contractor may submit written request for acceleration of the average hourly rate of effort that will result in the utilization of the total man-hours set forth in each individual job order prior to the expiration date of that job order. If such request is approved by the Contracting Officer, the accelerated performance shall be without increase in fee and the transaction formalized by Supplemental Agreement to that job order. When such accelerated performance is desired by the Government, the agreement negotiated shall be formalized by Supplemental Agreement to that job order.
                          (End of clause)

I.12 REFERENCED CLAUSES - WHEN APPLICABLE. The following clauses (when applicable) are hereby incorporated by reference:

CLAUSE NO.                           TITLE
                                  FAR CLAUSES

52.203-3       Gratuities (NOV 1990)
52.203-6       Restrictions on Subcontracting Sales to the Government (JUL 1995)
52.203-6       Restrictions on subcontracting Sales to the Government (JUL 1995)
               Alternate I (OCT 1995)
52.203-12      Limitations on Payments to Influence Certain Federal Transactions
               (JUN 1997)
52.204-2       Security Requirements (AUG 1996)
52.204-2       Security Requirements (AUG 1996) - Alternate I (APR 1984)
52.215-2       Audits and Records Negotiations (AUG 1996)
52.215-2       Audits and Records - Negotiations (AUG 1996) - Alternate II (JAN
               1997)
52.215-2       Audits and Records - Negotiations (AUG 1996) - Alternate III (JAN
               1997)

52.215-9       Changes or Additions to Make-or-Buy Program (OCT 1997)
52.215-9       Changes or Additions to Make-or-Buy Program (OCT 1997) -
               Alternate I (OCT 1997)
52.215-9       Changes or Additions to Make-or-Buy Program (OCT 1997) -
               Alternate II (OCT 1997)
52.215-10      Price Reduction for Defective Cost or Pricing Data (OCT 1997)
52.215-11      Price Reduction for Defective Cost or Pricing Data --
               Modifications (OCT 1997)
52.215-12      Subcontractor Cost or Pricing Data (OCT 1997)
52.215-13      Subcontractor Cost or Pricing Data -- Modifications (OCT 1997)
52.215-14      Integrity of Unit Prices (OCT 1997)
52.215-14      Integrity of Unit Prices (OCT 1997) - Alternate I (OCT 1997)
52.215-15      Termination of Defined Benefit Pension Plans (OCT 1997)
52.215-17      Waiver of Facilities Capital Cost of Money (OCT 1997) 52.215-18
               Reversion or Adjustment of Plans for Postretirement Benefits
               (PRB) other Than Pensions (OCT 1997)
52.215-19      Notification of ownership Changes (OCT 1997)
52.216-7       Allowable Cost and Payment (FEB 1998)
52.216-7       Allowable Cost and Payment (FEB 1998) - Alternate I (APR 1984)
52.216-8       Fixed Fee (FEB 1997) (DEV)
52.216-11      Cost Contract - No Fee (APR 1984)
52.216-12      Cost Sharing Contract - No Fee (APR 1984)
52.216-15      Predetermined Indirect Cost Rates (FEB 1998)
52.217-8       Option to Extend services (AUG 1989)
52.219-9       Small, Small Disadvantaged and Women-Owned Small Business
               Subcontracting Plan (AUG 1996)
52.219-9       Small, Small Disadvantaged and Women-Owned Small Business
               Subcontracting Plan (AUG 1996) Alternate II (MAR 1996)
52.219-16      Liquidated Damages - subcontracting Plan (OCS 1995)
52.222-l       Notice to the Government of Labor Disputes (FEB 1997)
52.222-3       Convict Labor (AUG 1996)
52.222-4       Contract Work Hours and Safety Standards Act Overtime
               Compensation (JUL 1995)
52.222-26      Equal Opportunity (APR 1984)
52.222-28      Equal opportunity Pre-Award Clearance of Subcontracts (APR 1984)
52.222-35      Affirmative Action for Special Disabled and Vietnam Era Veterans
               (APR 1984)
52.222-36      Affirmative Action for Handicapped Workers (APR 1984)
52.222-37      Employment Reports on Special Disabled Veterans and Veterans of
               the Vietnam Era (JAN 1988)
52.222-50      Nondisplacement of Qualified Workers (AUG 1997)
52.223-2       Clean Air and Water (APR 1984)
52.223-3       Hazardous Material Identification and Material Safety Data (JAN
               1997)
52.223-5       Pollution Prevention and Right-to-Know Information (NAR 1997)
52.223-6       Drug-Free Workplace (JAN 1997)
52.223-11      Ozone Depleting Substances (JUN 1996)
52.223-12      Refrigeration Equipment and Air Conditioners (MAY 1995)

52.226-1       Utilization of Indian Organizations and Indian-Owned Economic
               Enterprises (SEP 1996)
52.227-1       Authorization and Consent (JUL 1995)
52.227-2       Notice and Assistance Regarding Patent and Copyright Infringement
               (AUG 1996)
52.227-3       Patent Indemnity (APR 1984)
52.227-10      Filing of Patent Applications-Classified Subject Natter (APR
               1984)
52.227-11      Patient Rights - Retention by the Contractor (Short Form) (JUN
               1997)
52.227-12      Patent Rights - Retention by the Contractor (Long Form) (JAN
               1997)
52.228-5       Insurance - Work on a Government Installation (JAN 1997)
52.228-14      Irrevocable Letter of Credit (JUN 1996)
52.228-16      Performance and Payment Bonds - Other Than Construction(SEP 1996)

52.228-16      Performance and Payment Bonds Other Than Construction (SEP 1996)
               -Alternate I (SEP 1996)
52.229-4       Federal State and Local Taxes (Noncompetitive Contract) (JAN
               1991)
52.229-5       Taxes - Contracts Performed in V 5 Possessions or Puerto Rico
               (APR 1984)
52.229-6       Taxes - Foreign Fixed Price Contracts (JAN 1991)
52.230-2       Cost Accounting Standards (AUG 1992)
52.230-3       Disclosure and Consistency of Cost Accounting Practices (APR
               1996)
52.230-4       Consistency in Cost Accounting Practices (AVG 1992)
52.230-5       Cost Accounting Standards - Educational Institution (APR 1996)
52.230-6       Administration of Cost Accounting Standards (APR 1996)
52.232-9       Limitation on Withholding of Payments (APR 1984)
52.232-20      Limitation of Cost (APR 1984)
52.232-22      Limitation of Funds (APR 1984)
52.232-25      Prompt Payment (JAN 1997)
52.233-l       Disputes (OCT 1995)
52.233-l       Disputes (OCT 1995) - Alternate I (DEC 1991)
52.237-2       Protection of Government Buildings Equipment and Vegetation (APR
               1984)
52.237-3       Continuity of Services (JAN 1991)
52.242-3       Penalties for Allowable Costs (OCT 1995)
52.242-4       Certification of Indirect Costs (JAN 1997)
52.242-12      Report of shipment (REPSHIP) (JUL 1995)
52.243-l       Changes - Fixed Price (AUG 1987)
52.243-l       Changes - Fixed Price (AUG 1987) - Alternate I (APR 1984)
52.243-l       Changes - Fixed Price (AUG 1987) - Alternate II (APR 1984)
52.243-1       Changes - Fixed Price (AUG 1987) - Alternate V (APR 1984)
52.243-2       Changes Cost-Reimbursement (AUG 1987)
52.243-2       Changes - Cost-Reimbursement (AUG 1987) - Alternate I (APR 1984)
52.243-2       Changes - Cost-Reimbursement (AUG 1987) - Alternate II (APR 1984)
52.243-6       Change Order Accounting (APR 1984)
52.244-l       Subcontracts (Fixed Price Contracts) (OCT 1997)
52.244-1       subcontracts (Fixed Price Contracts) (OCT 1997) Alternate I (APR
               1984)
52.244-2       Subcontracts Under Cost-Reimbursement and Letter Contracts (OCT
               1997) - Alternate I (AUG 1996)
52.244-5       Competition in Subcontracting (DEC 1996)
52.244-6       Subcontracts for Commercial Items and Commercial Components (OCT
               1995)
52.245-2       Government Property (Fixed-Price Contracts) (DEC 1989)
52.245-2       Government Property (Fixed Price Contracts) (DEC 1989) -
               Alternate I (APR 1984)
52.245-4       Government-Furnished Property (short Form) (APR 1984)

52.245 5       Government Property (Cost-Reimbursement Time-and-Material or
               Labor-Hour Contracts (JAN 1986)
52.245-5       Government Property (Cost Reimbursement Time-and Material or
               Labor-Hour Contracts (JAN 1986) Alternate I (JUL 1985)
52.245-19      Government Property Furnished - As Is (APR 1984)
52.246-23      Limitation of Liability (FEB 1997)
52.246-25      Limitation of Liability - Services (FEB 1997)
52.247-1       Commercial Bill of Lading Notations (APR 19&4)
52.248-l       Value Engineering (DEC) (MAR 1989)
52.249-1       Termination for Convenience of the Government (Fixed-Price)
               (Short Form) (APR 1984)
52.249-2       Termination for Convenience of the Government (Fixed Price)(SEP
               1996)
52.249-2       Termination for Convenience of the Government (Fixed Price)(SEP
               1996) - Alternate II (SEP 1996)
52.249-4       Termination for Convenience of the Government (Services) (Short
               Form) (APR 1984)
52.249-5       Termination for Convenience of the Government (Educational and
               Other Non-Profit Institutions) (SEP 1996)
52.249-6       Termination (Cost-Reimbursement) (SEP 1996)
52.249-6       Termination (Cost-Reimbursement) (SEP 1996) Alternate IV (SEP
               1996)
52.249-6       Termination (Cost-Reimbursement) (SEP 1996) - Alternate V (SEP
               1996)
52.249-14      Excusable Delays (APR 1984)
52.251-l       Government Supply Sources (APR 1984)

                                 DFARS CLAUSES

252.201-7000   Contracting Officer's Representative (DEC 1991)
252.204-7000   Disclosure of Information (DEC 1991)
252.205-7000   Provision of Information to Cooperative Agreement Holders (DEC
               1991)
252.215-7000   Pricing Adjustments (DEC 1991)
252.215-7002   Cost Estimating System Requirements (DEC 1991)
252.219-7003   small Business and Small Disadvantaged Business
               subcontracting Plan (DoD Contracts) (NOV 1995)
252.223-7005   Hazardous Waste Liability (OCT 1992)
252.223-7006   Prohibitions on storage and Disposal of Toxic and Hazardous
               Materials (APR 1993)
252.225-7001   Buy American Act and Balance of Payments Program (JAN 1994)
252.225-7002   Qualifying Country Sources as Subcontractors (DEC 1991)
252.225-7005   Identification of Expenditures in the United States (DEC 1991)
252.225-7026   Reporting of Contract Performance Outside the United States (NOV
               1995)
252.225-7036   North American Free Trade Agreement Implementation Act (JAN 1994)
252.225-7036   North American Free Trade Agreement Implementation Act (JAN 1994)
               - Alternate I (MAY 1995)
252.225-7037   Duty-Free Entry - NAFTA Country End Products and Supplies (JAN
               1997)

252.226-7000   Notice of Historically Black Colleges or Universities and
               Minority Institution Set-asides (APR 1994)
252.227-7013   Rights in Technical Data - Noncommercial Items (NOV 1995)
252.227-7030   Technical Data - Withholding of Payments (OCT 1988)
252.232-7007   Limitation of Government's Obligation (AUG 1993)
252.232-7007   Limitation of Government's Obligation (AUG 1993) - Alternate I
               (AUG 1993)
252.239-7000   Protection Against Compromising Emanations (DEC 1991)
252.244-7000   Subcontractors for Commercial Items and Commercial Components
               (DoD Contracts) (FEB 1997)

252.245-7001   Reports of Government Property (MAY 1994)
252.246-7000   Material Inspection and Receiving Report (DEC 1991)
252.251-7000   Ordering From Government Supply Sources (MAY 1995)

FULL TEXT CLAUSES - WHEN APPLICABLE. The following clauses (when applicable) shall be incorporated in this contract

I.13 52.222-2  PAYMENT FOR OVERTIME PREMIUMS (JUL l990)

     (a) The use of overtime is authorized under this contract if the overtime premium does not exceed __________ or the overtime premium is paid for work.

         (l) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

         (2) By indirect-labor employees such as those performing duties in connection with administration protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

         (3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and op rations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

         (4) That will result in lower overall costs to the Government.

     (b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall -

         (1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting officer to evaluate the necessity for the overtime.

         (2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

         (3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

         (4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel
                         (End of clause)

PART IV -  REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

Award of any contract to the offeror shall incorporate the following applicable representations certifications and other statements of offerors by reference.

REPRESENTATIONS/CERTIFICATIONS (Check or complete all applicable blocks ( ) and Blanks)

K.1 REFERENCED PROVISIONS. The following contract provisions are hereby incorporated by reference.

CLAUSE NO.                           TITLE
                                  FAR CLAUSES

52.203-11      Certification and Disclosure Regarding Payments to Influence
               Certain Federal Transactions (APR 1991)
52.222-21      Certification of Nonsegregated Facilities (APR 1984)

                                 DFARS CLAUSES

252.209-7001   Disclosure of Ownership or Control by the Government of a
               Terrorist Country(SEP 1994)
252.209-7002   Disclosure of Ownership or Control by a Foreign Government
               (SEP 1994)
252.227-7028   Technical Data or Computer Software Previously Delivered to
               the Government (JUN 1995)

K.2  52 204-3  TAXPAYER IDENTIFICATION (JAN 1997)

     (a)  Definitions

     "Common Parent," as used in the solicitation provision means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis and of which the offeror is a member

     "Corporate status" as used in this solicitation provision means a designation as to whether the offeror is a corporate entity (e.g., sole proprietorship or partnership) or a corporation providing medical and health care services

     "Taxpayer Identification Number (TIN)" as used in this solicitation provision means the number required by the IRS to be used by the offeror in reporting income tax and other returns

     (b) All offerors are required to submit the information required in paragraphs (c) through (e) of this solicitation provision in order to comply with reporting requirements of 26 U.S.C. 6041.6041A and 6050M and implementing regulations issued by the Internal Revenue Service (IRS). If the resulting contract is subject to reporting requirements described in 4 903, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

     (c)  Taxpayer Identification Number (TIN)

     ( )  TIN:  95-265-1703
     ( )  TIN has been applied for.
     ( )  TIN is not required because:

          ( ) Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of trade or business in the U S and does not have an office or place of business or a fiscal paying agent in the U.S.
          ( )  Offeror is an agency or instrumentality of a foreign government.
          ( ) Offeror is an agency or instrumentality of a Federal state or local government.
          ( )  Other State basis.

     (d)  Corporate Status

          ( ) Corporation providing medical and health care services or engaged in the billing and collecting of payments for such services.

          (X)  Other corporate entity.
          ( )  Not a corporate entity.
          ( )  Sole proprietorship.
          ( )  Partnership.
          ( ) Hospital or extended care facility described in 26 CFR 501(c)(3) that is exempt from taxation under 26 CFR 501(a).

     (e)  Common Parent:

          ( ) Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this provision.

          ( )  Name and TIN of common parent.

               NAME
               TIN

                              (End of provision)
K.3  52.204-5  WOMEN-OWNED BUSINESS (OCT 1995)

     (a) Representation. The offeror represents that it ( ) is (X) is not a women-owned business concern.

     (b)  Definitions

          Women-owned business concern as used in this provision means a business that is at least 51 percent owned by one or more women or in the case of nay publicly owned business, at least 51 percent of the stock of which is owned by one or more women and whose management and daily business operations are controlled by one or more women.

                               (End of provision)

K.4 52.209-5 CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS (MAR 1996)

     (a) (1) The Offeror certifies to the best of its knowledge and belief that --

          (i) The Offeror and/or any of its Principals -

          (A) Are ( ) are not (X) presently debarred suspended proposed for debarment or declared ineligible for the award of contracts by any Federal agency.

          (B) Have ( ) have not (K), within a 3 year period preceding this offer, been convicted of or had a civil judgement rendered against them for commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal state or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion or receiving stolen property; and

          (C) Are ( ) are not (X) presently indicted for or otherwise criminally or civilly charged by government entity with commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision.

          (ii) The offeror has (X) has not ( ) within a 3-year period preceding this offer had one or more contracts terminated for default by any Federal Agency.

     (2) "Principals", for the purposes of this certification, means; officers; directors; owners; partners; and persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment and similar positions).

     This certification concerns a matter within the jurisdiction of an agency of the United States and the making of a false fictitious or fraudulent certification may render the maker subject to prosecution under Section 1001 Title 18 United States Code.

     (b) The Offeror shall provide immediate written notice to the Contracting officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

     (c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

     (d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render in good faith the certification required by paragraph (a) of this provision The knowledge and information of an offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

     (e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the offeror knowingly rendered an erroneous certification in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

                               (End of provision)

K.5  52.215-4   Type of Business Organization (OCT 1997)

     The offeror or respondent by checking the applicable box represents that --

     (a) It operates (   ) an individual, (   ) a partnership, (  ) a nonprofit
organization, ( ) a joint venture, or (XX) a corporation incorporated under the laws of the State of California.

     (b) If the offeror or respondent is a foreign entity, it operates as ( ) an individual, ( ) a partnership, ( ) a nonprofit organization, ( ) a joint venture, or { ) a corporation registered for business in (country)

                               (End of provision)

K.6  52.215-6  Place of Performance (OCT 1997)

     (a) The offeror or respondent, in the performance of any contract resulting from this solicitation, ( ) intends, ( ) does not intend (check applicable block) to use one or more plants or facilities located at a different address from the address of the offeror or respondent as indicated in this proposal or response to request for information.

     (b) If the offeror or respondent checks "intends" in paragraph (a) of this provision, it shall insert in the following spaces the required information:

Place of performance (street address, city, state, county, zip code 8150 Leesburg Pike #700
Vienna, VA 22182

Name and address of owner and operator of the plant or facility if other than offeror or respondent.
                               (End of provision)


K.7  52.21577 Annual Representations and Certifications -- Negotiation (OCT
1997)

     The offeror has [check the appropriate block]:

     (  )     (a)  Submitted to the contracting office issuing this
solicitation, annual representations and certifications dated [insert date of signature on submission] that are incorporated herein by reference, and are current, accurate, and complete as of the date of this proposal, except as follows [insert changes that affect only this proposal; if "none," so state]:

     (  )     (b) Enclosed its annual representations and certifications.
                               (End of provision)

K.8  52.219-1  SMALL BUSINESS PROGRAM REPRESENTATION (JAN 1997)

     (a) (1) The standard industrial classification (SIC) code for this acquisition is ______.

          (2) The small business size standard is _____.

          (3) The small business size standard for a concern which submits an offer in its own name other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

     (b)  Representation.

          (1) The offeror represents as part of its offer that it (X) is, ( ) is not a small business concern.

          (2) (complete only if offeror represented itself as a small business concern in block (b) (1) of this section.) The offeror represents as part of its offer that it ( ) is, (X) is not a women-owned small business concern.

     (c)  Definition

          Joint venture, for purposes of a small disadvantaged business (SDB) set-aside or price evaluation preference (as prescribed at 13 CFR 124 321), is a concern that is owned and controlled by one or more socially and economically disadvantaged individuals entering into a joint venture agreement with one or more business concerns and is considered to be affiliated for size purposes with such other concern(s). The combined annual receipts or employees of the concerns entering into the joint venture must meet the applicable size standard corresponding to the SIC code designated for the contract. The majority of the venture's earnings must accrue directly to the socially and economically disadvantaged individuals in the SDB concern(s) in the joint venture. The percentage of the ownership involvement in a joint venture by disadvantaged individuals must be at least 51 percent.

     Small business concern, as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CPR Part 121 and the size standard in paragraph (a) of this provision.

     Small disadvantaged business concern, as used in this provision, means a small business concern, that (1) is at least 51 percent unconditionally owned by one or more individuals who are socially and economically disadvantaged, or a publicly owned business, at least 51 percent of its stock unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) has its management and daily business controlled by one or more such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more of these entities, which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization and which meets the requirements of 13 CFR 124.

     Women-owned small business concern as used in this provision means a small business concern -

     (l) Which is at least 51 percent owned by one or more women or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

     (2) Whose management and daily business operations are controlled by one or more women.

     (d)  Notice

          (1) If this solicitation is for supplies and has been set aside in whole or in part for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.

          (2) Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small or small disadvantaged business concern in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8(a), 8(d), 9 or 15 of the Small Business Act, or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall

               (i)   Be punished by imposition of a fine, imprisonment, or both;

               (ii) Be subject to administrative remedies, including suspension and debarment; and

               (iii) Be ineligible for participation in programs conducted under the authority of the Act.
                              (End of provision)

K.9  52.219-2  EQUAL LOW BIDS (OCT 1995))

     (a)  This provision applies to small business concerns only.

     (b) The bidder's status as a labor surplus area (LSA) concerns may affect entitlement to award in case of tie bids. If the bidder wishes to be considered for this priority, the bidder must identify, in the following space, the LSA in which the costs to be incurred on account of manufacturing or production (by the bidder or the first-tier subcontractors} amount to more than 50 percent of the contract price.

                     _____________________________________
                     _____________________________________

     (c)  Failure to identify the labor surplus areas as specified in paragraph
(b) of this provision will preclude the bidder from receiving priority consideration. If the bidder is awarded a contract as a result of receiving priority consideration under this provision and would not have otherwise received award, the bidder shall perform the contract or cause the contract to be performed in accordance with the obligations of an LSA concern.

                              (End of provision)

K.10 52.222-22  PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (APR 1984)

     The offeror represents that -

     (a) It (X) has, ( ) has not participated in a previous contract or subcontract subject either to the Equal Opportunity clause of this solicitation the clause originally contained in Section 310 of Executive Order No 10925 or the clause contained in Section 201 of Executive order No 11114;

     (b)  It (X) has, (  ) has not filed all required compliance reports; and

     (c) Representations indicating submission of required compliance reports signed by proposed subcontractors will be obtained before subcontract awards.
                              (End of provision)

K.11 52.222-25  AFFIRMATIVE ACTION COMPLIANCE (APR 1984)

     The offeror represents that (a) it (X) has developed and has on file, ( ) has not developed and does not have on file at each establishment affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60 1 and 60 2), or (b) it ( ) has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

                              (End of provision)

K.12 52.223-1 CLEAN AIR AND WATER CERTIFICATION (APR 1984)

     The Offeror certifies that -

     (a) Any facility to be used in the performance of this proposed contract ( ) is, (X) is not listed on the Environmental Protection Agency (EPA) List of Violating Facilities;

     (b) The Offeror will immediately notify the Contracting Officer, before award of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and

     (c) The offeror will include a certification substantially the same as this certification including this paragraph (c) in every nonexempt subcontract.
                              (End of provision)

E.13 52.226-2 HISTORICALLY BLACK COLLEGE OR UNIVERSITY AND MINORITY INSTITUTION REPRESENTATION (MAY 1997)

     (a)  Definitions.  As used in this provision --

          "Historically Black College or University" means an institution determined by the Secretary of Education to m et the requirements of 34 CFR 608-
2. For the Department of Defense, the National Aeronautics and Space Administration, and the Coast Guard, the term also includes any nonprofit research institution that was an integral part of such a college or university before November 14, 1986.

          "Minority Institution" means an institution of higher education meeting the requirements of Section 1046(3) of the Higher Education Act of 1965 (20 U.S.C. 1135d-5(3)) which, for the purpose of this provision, a Hispanic-serving institution of higher education as defined in section 316(b)(1) of the Act (20 U.S.C. 1059c(b)(1)).

     (b)  Representation.  The offeror represents that it --

          (  ) is,(X) is not a Historically Black College or University;

          (  ) is (X) is not a Minority Institution.
                              (End of provision)

K.14 52.227-6  ROYALTY INFORMATION (APR 1984)

     (a) Cost or charges for royalties. When the response to this solicitation contains costs or charges for royalties totaling more than $250, the following information shall be included in the response relating to each separate item of royalty or license fee.

          (1)  Name and address of licensor.
          (2)  Date of license agreement.
          (3) Patent numbers patent application serial numbers or other basis on which royalty is payable.
          (4) Brief description including any part or model numbers of each contract item or component on which the royalty is payable.
          (5) Percentage or dollar item of component on which royalty is payable.
          (6)  Unit price of contract item.
          (7)  Number of units.
          (8)  Total dollar amount of royalties.

     (b) Copies of current licenses. In addition if specifically requested by the Contracting Officer before execution of the contract, the offeror shall furnish a copy of the current license agreement and identification of applicable claims of specific patents -

                              (End of provision)

K.15 52-227-7  PATENTS-NOTICE OF GOVERNMENT LICENSEE (APR 1984)

     The Government is obligated to pay a royalty application to the proposed acquisition because of a license agreement between the Government and the patent owner. The patent number is _____. If the offeror is the owner of or a license under the patent, indicate below

     (  ) Owner
     (  ) Licensee

     If an offeror does not indicate that it is the owner or a licensee of the patent its offer will be evaluated by adding thereto an amount equal to the royalty
                              (End of provision)

K.16 52.230.l  COST AND ACCOUNTING STANDARDS NOTICES AND CERTIFICATION (APR
1996)

     Note: This notice does not apply to small businesses or foreign governments. This notice is in three parts identified by Roman numerals I through III.

     Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

     If the offeror is an educational institution, Part II does not apply unless the contemplated contract will be subject to full or modified CAS coverage pursuant to 48 CFR 9903.201-2(c)(5) or 9903.201-2(c)(6), respectively.

     I.   DISCLOSURE STATEMENT - COST ACCOUNTING PRACTICES AND CERTIFICATION

     (a) Any contract in excess of $500 000 resulting from this solicitation, except contracts in which the price negotiated is based on (1) established catalog or market prices of commercial items sold in substantial quantities to the general public, or (2) prices set by law or regulation will be subject to the requirements of the Cost Accounting Standards Board (48 CFR Chapter 99) except for those contracts which are exempt as specified in 48 CFR 9903.201-l.

     (b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of 48 CFR Chapter 99 must, as a condition of contracting, submit a Disclosure Statement as required by 48 CFR 9903.202. The Disclosure Statement must be submitted as a part of the offeror's proposal under this solicitation unless the offeror has already submitted a Disclosure statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision.

          CAUTION: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper approved or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

     (c)  Check the appropriate box below

          (  ) (1) certificate of Concurrent Submission of Disclosure Statement.

     The offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows: (i) Original and one copy to the cognizant Administrative Contracting Officer (ACO) or cognizant Federal agency official authorized to act in that capacity (Federal official), as applicable, and (ii) one copy to the cognizant Federal auditor.

     (Disclosure must be on Form No. CASB DS-l or CASB DS-2. Forms may be obtained from the cognizant ACO or Federal official and/or from the loose-leaf version of the Federal Acquisition Regulation).

     Date of Disclosure Statement:

     Name and Address of Cognizant ACO or Federal Official where filed:

     The offeror further certifies that practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

     (  ) (2) certificate of Previously Submitted Disclosure Statement.

     The offeror hereby certifies that Disclosure statement war filed as follows:

     Date of Disclosure Statement:

     Name and Address of Cognizant ACO or Federal Official where filed:

     The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable Disclosure Statement.

     (  ) (3) Certificate of Monetary Exemption.

     The offeror hereby certifies that the offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling more than $25 million (of which at least one award exceeded $1 million) in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting officer immediately.

     (  ) (4) Certificate of Interim Exemption

     The offeror hereby certifies that (i) the offeror first exceeded the monetary exemption for disclosures defined in (3) of this subsection in the cost accounting period immediately preceding the period in which this offer was submitted, and (ii) in accordance with 48 CFR 9903 202-1, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contracting officer in the form specified under subparagraph
(c)(l) or (c)(2) of Part I of this provision as appropriate to verify submission of a completed Disclosure Statement.

     CAUTION: Offerors currently required to disclose because they were awarded a CAS-covered prime contract or subcontract of $25 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

     II.  COST ACCOUNTING STANDARDS - ELIGIBILITY FOR MODIFIED CONTRACT
COVERAGE.

     If the offeror is eligible to use the modified provisions of 48 CFR 9903 201 2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

     The Offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of 48 CFR 9903 201-2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period in which this proposal was submitted, the offeror received less then $25 million in awards of CAS-covered prime contracts and subcontracts, or the offeror did not receive a single CAS-covered award exceeding $1 million. The offeror further certifies that if such status changes before an award resulting from this proposal the offeror will advise the Contracting officer immediately.

     CAUTION: An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $25 million or more if, during its current cost accounting period, the offeror has been awarded a single CAS-covered prime contract or subcontract of $25 million or more.

     III. ADDITIONAL COST ACCOUNTING STANDARDS APPLICABLE TO EXISTING CONTRACTS

     The offeror shall indicate below whether award of the contemplated contract would, in accordance with paragraph (a) (3) of the Cost Accounting Standards clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

     (  ) YES  (  ) NO
                               (End of provision)

K.17 252.219-7000 SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION (DOD CONTRACTS) (JUN 1997)

     (a)  Definition.

     "Small disadvantaged business concern", as used in this provision, means a small business concern, owned and controlled by individuals who are both socially and economically disadvantaged, as defined by the Small Business Administration at 13 CFR Part 124, the majority of earnings of which directly accrue to such individuals. This term also means a small business concern owned and controlled by an economically disadvantaged Indian tribe or Native Hawaiian organization which meets the requirements of 13 CFR 124, 112 or 13 CFR 124, 113, respectively. In general, 13 CFR 124 describes a small disadvantaged business concern as a small business concern -

     (1) Which is at least 51 percent unconditionally owned by one more socially and economically disadvantaged individuals; or

     (2) In the case of any publicly owned business, at least 51 percent of the voting stock is unconditionally owned by one or more socially and economically disadvantaged individuals; and

     (3) Whose management and daily business operations are controlled by one or more such individuals.

     (b)  Representations

          Check the category in which your ownership falls:

 X   Subcontinent Asian (Asian-Indian) American (U.S. Citizen with origins from
---
India, Pakistan, Bangladesh, Sri Lanka, Bhutan, the Maldives Islands, or Nepal)

___ Asian-Pacific American (U.S. Citizen with origins from Japan, China, the Philippines Vietnam, Korea, Samoa, Guam, U.S. Trust Territory of the Pacific Islands (Republic of Palau), the Northern Mariana Islands, Laos, Kampuchea (Cambodia), Taiwan, Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Republic of the Marshall Islands, the Federated States of Micronesia, Macao, Hong Kong, Fiji, Tonga, Kiribati, Tuvalu, or Nauru)

___  Black American (U.S. Citizen)

___ Hispanic American (U.S. citizen with origins from South America, Central America, Mexico, Cuba, the Dominican Republic, Puerto Rico, Spain or Portugal)

___ Native American (American Indians, Eskimos, Aleuts, or Native Hawaiians, including Indian tribes or Native Hawaiian organizations)

___ Individual/concern, other than one of the preceding, currently certified for participation in the Minority Small Business and Capital Ownership Development Program under Section 8 (a) of the Small Business Act

___  Other

     (c)  Complete the following

     (1)  The offeror is   X   is not ___  a small disadvantaged business
                         -----
concern.

     (2) The small Business Administration (SBA) has X has not made a determination concerning the offeror's status as a small disadvantaged business concern. If the SBA has made a determination, the date of the determination was _________ and the offeror -

     X    Was found by SBA to be socially and economically disadvantaged and
   -----
circumstances have changed to vary that determination.

     ___ Was found by SBA not to be socially and economically disadvantaged but circumstances which caused the determination have changed.

     (d)  Penalties and Remedies

          Anyone who misrepresents the status of a concern as a small disadvantaged business for the purpose of securing a contract or subcontract shall -

     (l)  Be punished by imposition of a fine, imprisonment or both;

     (2) Be subject to administrative rem dies including suspension and debarment; and

     (3) Be ineligible for participation in programs conducted under authority of the small Business Act

                              (End of provision)

K.18 252.225-7000 BUY AMERICAN ACT - BALANCE OF PAYMENTS PROGRAM CERTIFICATE (DEC 1991)

     (a)  Definitions.

     "Domestic end products", "qualifying country", "qualifying country end product" and "nonqualifying country end product" have the meanings given in the Buy American Act and Balance of Payments Program clause of this solicitation.

     (b)  Evaluation.

     Offers will be evaluated by giving preference to domestic end products and qualifying country end products over nonqualifying and products.

     (c)  Certifications

          (1)  The Offeror certified that -

               (i) Each end product, except the end products listed in paragraph (c)(2) or (3) of this clause is a domestic end product; and

               (ii) Components of unknown origin have been considered to have been mined produced or manufactured outside the United States or a qualifying country.

          (2) The Offeror certifies that the following end products are qualifying country end products.

                        Qualifying Country End Products
     Line Item No.                            Country of origin
     ___________________                _______________________________
     ___________________                _______________________________
     ___________________                _______________________________

                 (List only qualifying country end products.)

          (3) The Offeror certifies that the following end products are nonqualifying country end products:

                      Nonqualifying Country End Products

     Line Item No.                       Country of Origin (If known)
     ___________________                _______________________________
     ___________________                _______________________________

     ___________________                _______________________________
                              (End of provision)

K.19 252.225-7003 INFORMATION FOR DUTY-FREE ENTRY EVALUATION (AUG 1992)

     (a) Is the offer based upon furnishing any supplies (i.e., end items, components or material) of foreign origin other than those for which duty-free entry is to be accorded pursuant to Duty-Free Qualifying Country End Products and Supplies clause of this solicitation?

               Yes (  ) No (  )

     (b)  If the answer in paragraph (a) is yes, answer the following questions:

          (l)  Are such foreign supplies now in the United States?

               Yes (  )  No (  )

          (2)  Has the duty on such foreign supplies been paid?

               Yes (  )  No (  )

     (3) If the answer to paragraph (b)(2) is no, what amount is included in the offer to cover such duty? $ ________

     (c) If the duty has not been paid, the Government may elect to make award on a duty-free basis. If so, the offered price will be reduced in the contract award by the amount specified in paragraph (b)(3). The Offeror agrees to identify at the request of the Contracting Officer, the foreign supplies which are subject to such duty-free entry

     (d) Offers will be valuated on a duty included basis except to the extent that -

          (l) The supplies are qualifying country end products as defined in either the Buy American Act and Balance of Payments Program clause of this solicitation; or

          (2) The duty-free price is specified for use in the evaluation procedure
                              (End of provision)

K.20 252.225-7006 BUY AMERICAN ACT - TRADE AGREEMENTS ACT - BALANCE OF
                  PAYMENTS PROGRAM CERTIFICATE (JUN 1997)

     (a)  Definitions

     "Caribbean Basin country end product", "designated country end product", "domestic end product", "NAFTA country end product", "nondesignated country end product", "qualifying country end product", and "U.S. made end product" have the meanings given in the Trade Agreements and the Buy American Act and Balance of Payments Program clauses of this solicitation.

     (b)  Evaluation

     Offers will be evaluated in accordance with the policies and procedures of
Part 225 of the Defense Federal Acquisition Regulation Supplement. Offers of foreign end products that are not U.S. made, qualifying country, designated country, Caribbean Basin country, or NAFTA country end products will not be considered for award unless the Contracting officer determines that there are no offers of such end products; or the offers of such end products are insufficient to fulfill the requirements; or a national interest exception to the Trade Agreements Act is granted.

     (c)  Certifications

          (l)  The Offeror certifies that -

               (i) Each end product, except the end products listed in paragraph (c)(2) of this provision, is a domestic end product (as defined in the Buy American Act and Balance of Payments Program clause of this solicitation); and

               (ii) Components of unknown origin are considered to have been mined, produced, or manufactured outside the United States or a qualifying country.

          (2) The Offeror must identify and certify all end products that are not domestic end products.

               (i) The Offeror certifies that the following supplies qualify as U.S. made end products but do not meet the definition of "domestic end product":
     ______________________
     (Insert line item no )

               (ii) The offeror certifies that the following supplies are qualify country end products:
     ______________________              __________________________
     (Insert line item no )              (Insert country of origin)

               (iii) The Offeror certifies that the following supplies qualify as designated country end products:
     ______________________              __________________________
     (Insert line item no.)              (Insert country of origin)

               (iv) The Offeror certifies that the following supplies qualify as Caribbean Basin country end products:
     ______________________              __________________________
     (Insert line item no.)              (Insert country of origin)

               (v) The Offeror certifies that the following supplies qualify as NAFTA country end products:
     ______________________              __________________________
     (Insert line item no.)              (Insert country of origin)

               (vi) The Offeror certifies that the following supplies are other nondesignated country end products:
     ______________________              __________________________
     (Insert line item no.)              (Insert country of origin)
                              (End of provision)

K.21 252.225-7018 NOTICE OF PROHIBITION OF CERTAIN CONTRACTS WITH FOREIGN ENTITIES FOR THE CONDUCT OF BALLISTIC MISSILE DEFENSE RDT&E (JAN 1997)

     (a)  Definitions

          (l) "Competent" means the ability of an offeror to satisfy the requirements of the solicitation. This determination is based on a comprehensive assessment of each offeror's proposal including consideration of the specific areas of evaluation criteria in the relative order of importance described in the solicitation.

          (2) "Foreign firm" means a business entity owned or controlled by one or more foreign nationals or a business entity in which more than 50 percent of the stock is owned or controlled by one or more foreign nationals.

          (3) "United States firm" means a business entity other than a foreign firm.

     (b) This provision implements Section 222 of the Defense Authorization Act of FYs 1988 and 1989 (Public Law 100-180) which prohibits the award of certain contracts for the conduct of Ballistic Missile Defense (BMD)

Program research, development, test or evaluation (RDT&E), to foreign governments or firms.

     (c) Except as provided for in paragraph (d) of this provision, any funds appropriated to, or for the use of DoD may not be used to enter into or carry out any contract, including any contract awarded as a result of a broad agency announcement (BAA), with a foreign government, or firm if the contract provides for the conduct of RDT&E in connection with the BMD. Foreign governments and firms, however, are encouraged to submit offers since this provision is not intended to restrict BMD access to unique foreign expertise when contract performance requires a level of competency unavailable in the United States.

     (d)  The prohibition does not apply to a foreign government or firm if:

          (l)  The contract is to be performed within the United States or

          (2) The contract is exclusively for RDTE in connection with antitactical ballistic missile systems.

          (3) The foreign government or firm agrees to share a substantial portion of the total contract cost. The foreign share may be considered substantial where it is equitable with respect to the relative benefits to be derived from the contract by the U.S. and the foreign parties. For example, if the contract is more beneficial to the foreign party, its share of the costs should be correspondingly higher; or

          (4) The U.S. Government determines that the contract cannot be competently performed by a United States firm at a price equal to or less than the price at which the RDTE can be performed by a foreign government or firm.

     (e)  The Offeror (X) is    (  ) is not    a U S firm.
                              (End of provision)

R.22 252.225-7035   BUY AMERICAN ACT NORTH AMERICAN FREE TRADE AGREEMENT
IMPLEMENTATION ACT - BALANCE OF PAYMENTS PROGRAM CERTIFICATE (MAY 1995)

     (a)  Definitions

          "Domestic end products", "qualifying country end product" and "U.S. made end product" have the meanings given in the North American Free Trade Agreement Implementation Act or Buy American Act and Balance of Payments Program clauses of this solicitation.

     (b)  Evaluation

Program research, development, test or evaluation (RDT&E), to foreign governments or firms.

     (c) Except as provided for in paragraph (d) of this provision, any funds appropriated to, or for the use of DoD may not be used to enter into or carry out any contract, including any contract awarded as a result of a broad agency announcement (BAA), with a foreign government, or firm if the contract provides for the conduct of RDT&E in connection with the BMD. Foreign governments and firms, however, are encouraged to submit offers since this provision is not intended to restrict BMD access to unique foreign expertise when contract performance requires a level of competency unavailable in the United States.

     (d) The prohibition does not apply to a foreign government or firm if:

         (l) The contract is to be performed within the United States or

         (2) The contract is exclusively for RDTE in connection with antitactical ballistic missile systems.

         (3) The foreign government or firm agrees to share a substantial portion of the total contract cost. The foreign share may be considered substantial where it is equitable with respect to the relative benefits to be derived from the contract by the U.S. and the foreign parties. For example, if the contract is more beneficial to the foreign party, its share of the costs should be correspondingly higher; or

         (4) The U.S. Government determines that the contract cannot be competently performed by a United States firm at a price equal to or less than the price at which the RDTE can be performed by a foreign government or firm.

     (e) The Offeror (X) is      (   ) is not      a U S firm.
                                       (End of provision)

R.22 252.225-7035 BUY AMERICAN ACT NORTH AMERICAN FREE TRADE AGREEMENT IMPLEMENTATION ACT - BALANCE OF PAYMENTS PROGRAM CERTIFICATE (MAY 1995)

     (a) Definitions

         "Domestic end products", "qualifying country end product" and "U.S. made end product" have the meanings given in the North American Free Trade Agreement Implementation Act or Buy American Act and Balance of Payments Program clauses of this solicitation.

     (b) Evaluation

     Offers will be evaluated by giving preference to U.S. made end products, qualifying country end products, or NAFTA country end products over other end products.

     (c)  Certifications

          (1)  The Offeror certified that -

               (i) Each end product, except the end products listed in paragraph (c)(2) of this clause, is a domestic end product (as defined in the Buy American Act and Balance of Payments Program clause of this solicitation); and

               (ii) Components of unknown origin are considered to have been mined produced or manufactured outside the United States or a qualifying country.

          (2) The Offeror must identify all end products that are not domestic end products.

               (i) The Offeror certifies that the following supplies qualify as U.S. made end products but do not meet the definition of domestic end product:

     (insert line item number)

               (ii) The Offeror certifies that the following supplies are qualifying country end products

     (insert line item number)                (insert country of origin)

               (iii) The Offeror certifies that the following supplies qualify as NAFTA country end products:

     (insert line item number)                (insert country of origin)

               (iv) The Offeror certifies that the following supplies are other non NAFTA country end products:

     (insert line item number)                (insert country of origin)
                               (End of provision)

K.23 252.226-7001 HISTORICALLY BLACK COLLEGE OR UNIVERSITY AND MINORITY INSTITUTION STATUS (JAN 1997)

     (a) Definitions. Historically black colleges and universities as used in this provision means institutions determined by the Secretary of Education to meet the requirements of 34 CFR 608-2. The term also means any nonprofit research institution that was an integral part of such a college or university before November 14, 1986.

     Minority institutions, as used in this provision, institutions meeting the requirements of section 1046(3) of the Higher Education Act of 1965 (20 U.S.C. 1135d-5(3)). The term also includes Hispanic-serving institutions as defined in section 316(b)(l) of such Act (20 U.S.C. 1059c(b)(l)).

     (b)  Status

     If applicable, the offeror shall check the appropriate space below
          ____ A historically black college or university
          ____ A minority institution
                               (End of provision)

K.24 252.247-7022 REPRESENTATION OF EXTENT OF TRANSPORTATION BY SEA (AUG 1992)

     (a) The Offeror shall indicate by checking the appropriate blank in paragraph (b) of this provision whether transportation of supplies by sea is anticipated under the resultant contract. The term "supplies" is defined in the Transportation of Supplies by Sea clause of this solicitation.

     (b)  Representation.

          The Offeror represents that it --

          _____ Does anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

          _____ Does not anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

     (c) Any contract resulting from this solicitation will include the Transportation of Supplies by Sea clause. If the offeror represents that it will not use ocean transportation, the resulting contract will also include the Defense FAR supplement clause at 252 247-7024, Notification of Transportation of Supplies by Sea.
                              (End of provision)

K.25 352.204-9004   CERTIFICATION OF NON-FOREIGN AFFILIATION (JUL 1993)

     1. Does the offeror hold an active DoD Facility security Clearance (FSC)? Yes X, No

     2. If a DISTRICT DIRECTOR Form 254, DoD Contract Security Classification Specification, is attached to this solicitation package, the None Foreign Affiliation certification below need not be completed. If a DISTRICT DIRECTOR Form 254 is not attached, complete the following certification.

     3.   CERTIFICATION

          (a) Do foreign interests own or have a controlling interest in the
offeror's organization's securities? Yes ___, No    X .
                                                   ---

     If yes explain:
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

          (b) Do non-U.S. citizens hold executive positions with the Offeror? Yes ____, No X .
             ---

     If yes, please identify below:
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

     (c) Will non-U.S. citizens be required to work on any resultant contract?
Yes ___, No   X .  Should the offeror intend to use any non-U.S. citizens on
             ---
any resulting contract, their names and their last country of citizenship must be included below:

NOTICE: This Agency may prohibit non-U.S. citizens from all or certain aspects of the work to be performed under any resulting contract. The fact that the Offeror intends the use of non-U.S. citizens on any resulting contract will not necessarily disqualify the company from consideration, nor may the non-U.S. citizens finally be prohibited from working on some or all aspects of any resultant contract.

     4.   Have the certification responses to section 3 above changed since the
last submission to the Maryland Procurement Office?  Yes  ___  No   X     Not
                                                                   ---
Applicable
                              (End of provision)

K.26 352.209-9000   FINANCIAL RESOURCES (OCT 1993)

     (a) If the offeror has not furnished this agency with a copy of its most current certified Balance Sheet and Profit and Loss Statement (within six months from the date of submission of its proposal), such financial data must be furnished with the proposal in order to evaluate financial responsibility. Where financial data, as indicated above, have been furnished, the offeror will indicate by checking below that information previously furnished reflects the current position of the company. The failure of any offeror to furnish such evidence may be deemed by the Contracting Officer to be sufficient grounds to determine that the offeror does not have adequate financial resources to perform the contract or the ability to obtain them.

     (b) The offeror represents that the financial data previously furnished reflect the current financial condition of the company (Date submitted _________ with RFP No. _________.)

     ( )  Certified Balance Sheet and Profit and Loss statement attached.

     ( )  Evidence attached of ability to obtain necessary financial resources.
                              (End of provision)

K.27 352.215-9003 CONTRACTOR'S SIGNATURE (APR 1989)

     (a) Contracts with individuals. A contract with an individual shall be signed by the individual in his/her own name. A contract with an individual doing business as a firm shall be signed by the individual and will ordinarily take the following form.

                       _____________________ (Signature)
                                    JOHN DOE
                                JOHN DOE COMPANY

     (b) Contracts with Partnerships. Contracts entered into with partnerships shall be executed in the partnership name. The contract need be signed by only one partner provided the authority of the particular partner to bind the partnership has been established.

     (c) Contracts with Corporations. Contracts with corporations shall be executed in the corporate name, followed by the word "by" after which the person who has been authorized to execute the contract on behalf of the corporation shall sign his name with the designation of his official capacity.

     (d) Contracts with Joint Ventures. Contracts with joint ventures may involve a corporation and a partnership, a partnership and an individual, or other combination. In these cases the contract shall be signed by each participant in the joint venture in the manner indicated above for each type of participant.

     (e) When the contractual document is to be signed by an agent other than as stated above, the fact of the agency must be clearly established by evidence furnished with offer.
                              (End of provision)

SECTION L - INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS
-------------------------------------------------------------

L.l REFERENCED PROVISIONS. The following contract provisions are hereby incorporated by reference.

CLAUSE NO.                    TITLE
                         FAR CLAUSES

52.204-6       Contractor Identification Number - Data Universal Numbering
               System (DUNS) Number (DEC 1996)
52.222-24      Preaward On-Site Equal opportunity Compliance Review (APR 1984)
52.237-l       Site Visit (APR 1984)

                                 DFARS CLAUSES

252.204-7001   Commercial and Government Entity (CAGE) Code Reporting (DEC 1991)
252.206-7000   Domestic source Restriction (DEC 1991)
252.211-7003   Brand Name or Equal (DEC 1991)
252.234-7000   Notice of Earned Value Management System (MAR 1997)

L.2 52.211-2 AVAILABILITY OF SPECIFICATIONS AND STANDARDS LISTED IN THE DOD INDEX OF SPECIFICATIONS AND STANDARDS (DODISS) AND DESCRIPTIONS LISTED IN DOD 5010.12-L (MAR 1994)

     Single copies of specifications cited in this solicitation may be obtained by submitting a written request to the supply point listed below. The request must contain the title of the specification, its number, date, applicable amendment(s), and the solicitation or contract number. A telephone order entry system is available with the use of a touch tone telephone. A Customer Number is required to use this system and may be obtained by written request to the address listed below or by telephone (215-697-2179). In case of urgency, telegraphic requests are acceptable. Voluntary standards which are not available to offerors and contractors from Government sources may be obtained from the organization responsible for their preparation maintenance or publication.

Standardization Document

Order Desk, Building 4, Section D
700 Robbins Avenue
Philadelphia, PA 19111-5094
Facsimile No 215-697-2978
Telephone order Entry system (TOES) Numbers.........215-697-1157 through and including 215-697-1197
                              (End of provision)

L.3 522.11-6 LISTING OF OTHER THAN NEW MATERIAL, RESIDUAL INVENTORY, AND FORMER GOVERNMENT SURPLUS PROPERTY (MAY 1995)

(a)  Definitions.

     Material, as used in this provision, includes, but is not limited to, raw material, parts, items, components, and end products.

     New, as used in this provision, means previously unused or composed of previously unused materials and may include unused residual inventory or unused former Government surplus property.

     Other than new, as used in this provision, includes, but is not limited to, recycled, recovered, remanufactured, used, and reconditioned.

(b) If the offeror proposes to furnish other than new material, residual inventory resulting from terminated Government contracts or former Government surplus property, the offeror shall provide the following information as an attachment to the offer.

     (1) A complete description of the materials.

     (2) Quantity.

     (3) Name of Government agency from which acquired.

     (4) Date of acquisition, if applicable.

     No other than new material, residual inventory or former Government surplus property other than that listed on the attachment shall be furnished under the resulting contract unless authorized in writing by the contracting Officer.

(c) All material to be furnished under the resultant contract must comply with the terms and specifications contained in the contract.
                              (End of provision)

L.4  52.211114 NOTICE OF PRIORITY RATING FOR NATIONAL DEFENSE USE (SEP 1990)

     Any contract awarded as a result of this solicitation will be a ( ) DX rated order; ( ) DO rated order certified for national defense use under the Defense Priorities and Allocations System (DPAS) (15 CFR 700), and the contractor will be required to follow all of the requirements of the regulation.

                               (End of provision)

L.5 52.215-20 Requirements for Cost or Pricing Data or Information Other Than cost or Pricing Data (OCT 1997)

     (a)  Exceptions from cost or pricing data

     (1) In lieu of submitting cost or pricing data, offerors may submit a written request for exception by submitting the information described in the following subparagraphs. The contracting officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable.

          (i) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

          (ii) Commercial item exception. For a commercial item exception, the offeror shall submit, at a minimum, information on prices at which the same item or similar items have previously been sold in the commercial market that is adequate for evaluating the reasonableness of the price for this acquisition. Such information may include:

               (A) For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities;

               (B) For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition, describe the nature of the market;

               (C) For items included on an active Federal Supply service Multiple Award schedule contract, proof that an exception has been granted for the schedule item.

     (2) The offeror grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this provision, and the reasonableness of price. For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the offeror's determination of the prices to be offered in the catalog or marketplace.

     (b) Requirements for cost or pricing data. If the offeror is not granted an exception from the requirement to submit cost or pricing data, the following applies:

         (1) The offeror shall prepare and submit cost or pricing data and supporting attachments in accordance with Table 15-2 of PAR 15.408.

         (2) As soon as practicable after agreement on price, but before contract award (except for unpriced actions such as letter contracts), the offeror shall submit a certificate of Current Cost or Pricing Data, as prescribed by FAR 15 406-2.

                              (End of provision)

L.6  52-233-2 SERVICE OF PROTEST (OCT 1995)

     (a) Protests, as defined in Section 33 101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the General Accounting Office (GAO) or the General Services Administration Board of Contract Appeals IGSBCA), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgement of receipt from Assistant General Counsel (Contracts) (AGC/C).

         (1)  If delivered via the U.S. Postal Service:

              Maryland Procurement Office
              Attn: Assistant General Counsel (Contracts) (AGC/C)
              9800 Savage Road
              Ft. George G. Meade, MD 20755-6000

         (2) If delivered via any means other than the U.S. Postal Service (e.g. Federal Express, handcarried, commercial carrier):

              Maryland Procurement Office
              Attn: Assistant General Counsel (Contracts) (AGC/C)
              9705 Samford Road
              Ft. George G. Meade, MD 20755 6000

              Upon arrival at gatehouse #10, call extension 688 6541

     (b) The copy of any protest shall be received in the office designated above on the same day a protest is filed with the GSBCA or within one day of filing a protest with the GAO.

     (c) In this procurement, you __ may/__ may not protest to the GSBCA because of the nature of the supplies or services being procured.

                               (End of provision)

L.7  52.252-1   SOLICITATION PROVISIONS INCORPORATED BY REFERENCE (FEB 1998)

     This solicitation may incorporate one or more solicitation provision by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The offeror is cautioned that the listed provisions may included blocks that must be completed by the offeror and submitted with its quotation or offer. In lieu of submitting the full text of those provisions, the offeror may identify the provision by paragraph identified and provide the appropriate information with its quotation or offer. Also, the full text of a solicitation provision may be accessed electronically at this/these address(es) N/A at this time.

                               (End of provision)

L.8  52.252-5  AUTHORIZED DEVIATIONS IN PROVISIONS (APR 1984)

     (a) The use in this solicitation of any Federal Acquisition Regulation (48 CFR Chapter 1) provision with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the provision.

     (b) The use in this solicitation of any DoD FAR Supplement (48 CFR Chapter
2) provision with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

                               (End of provision)

     The offeror is responsible for marking proprietary information contained in an proposal(s) and/or other information submitted by the offeror or in accordance with FAR 3.104-4(j)(2). Appropriately marked information will be treated as proprietary for the purposes of the Procurement Integrity Act.

                                (End of notice)

L.9  352.203-9001 NOTICE - MARKING PROPRIETARY INFORMATION (OCT 1993)

     The offeror is responsible for marking proprietary information contained in an proposal(s) and/or other information submitted by the offeror in accordance with FAR 3.104-4(j)(2). Appropriately marked information will be treated as proprietary for the purposes of the Procurement Integrity Act.

                                (End of notice)

L.10 352.204-9000  DISCLOSURE OF INFORMATION RFP (OCT 1993)

     (a) The recipient organization of this Request for Proposal shall not, unless authorized elsewhere in this RFP, disclose any information concerning the request or its sponsorship to anyone other than those officers and employees of the recipient organization who require the information in order to prepare and submit a proposal or a response.

     (b) The recipient organization may obtain necessary subcontracting and purchasing data from prospective vendors or subcontractors provided that sponsorship of this Request for Proposal is not disclosed; and where required, the appropriate security regulations are observed.

     (c) Any disclosure other than that described in Paragraphs (a) and (b} above, considered necessary by the recipient organization may be made only with the written consent of the Contracting Officer.

                               (End of provision)

L.11 352.209-9001   RESPONSIBLE PROSPECTIVE CONTRACTORS (APR 1989)

     The offeror must have data available which will satisfactorily demonstrate to the Contracting officer that the offeror has the experience, equipment, and facilities to perform the contract. This information must be furnished within three calendar days from the date of any request by the Contracting Officer. Failure to furnish such data, if requested, may result in rejection of the proposal.

                               (End of provision)

L.12 352.210-9000   NOTICE ELIMINATION OF USE OF CLASS I - OZONE DEPLETING
SUBSTANCES (AUG 1993)

     Section 326 of the FY-93 Defense Authorization Act places restrictions on the award and modification of contracts requiring the use of Class I - Ozone-depleting substances (ODS). Class I ODS are identified in Section 602(a) of the Clean Air Act (42 U.S.C. Section 7671(a)) and Title 40, Code of Federal Regulations Section 82, Appendix A.

     DOD has identified hundreds of military specifications that require Class I ODS. Of these, MPO research indicates that MIL-STD 454, MIL-T 2000, and MIL-T 11268 are of particular applicability to some MPO contracts, although others may also apply.

     If any of these specifications are included in this acquisition, or if the contractor knows of any other Class I ODS required, directly or indirectly, at any level of contract performance, the contractor should notify the MPO Contracting officer immediately. A subsequent assessment will be conducted by the Government in an attempt to identify economically feasible substitute substances or alternative technology.

                                (End of notice)

L.13 352.215-9001   CONFLICTING TERMS AND CONDITIONS (OCT 1993)

     The offeror's proposal shall not contain any terms and/or conditions (preprinted or otherwise) which conflict with any required Government terms and/or conditions. Any proposal containing conflicting terms and/or conditions may be found unacceptable and rejected

                               (End of provision)

L.14 352.215-9002  INQUIRIES (OCT 1993)

     Information concerning the status of an offeror's proposals and/or the progress of the proposal evaluations shall be requested only from the Contracting Officer.

                               (End of provision)

L.15 352.215-9004  DEFINITION OF "SHALL" (OCT 1993)

     In consonance with the requirements of the Federal Acquisition Regulation
(FAR), the term "shall" is defined as imperative. Accordingly, wherever the term "shall" appears, offerors are advised that such requirement is mandatory. Deviations from such requirements may be granted only by the CO in writing/

                               (End of provision)

L.16 352.215-9005 UNALLOWABILITY OF PROPOSAL PREPARATION COSTS (OCT 1993)

     The Government will not recognize as a direct cost to this acquisition the costs incurred by the contractor in the preparation of its proposal.

                               (End of provision)

L.17 352.215-9006 LATE PROPOSALS (APR 1989)

     The Defense Courier Service will be treated in the same manner as Registered or Certified Mail concerning late offers, i.e., an official receipt for classified material has been obtained and it has been determined by the government that the late receipt was due solely to delays in the courier service for which the offeror was not responsible.

                               (End of provision)

L.18 352.215-9021   OBTAINING SUBCONTRACTOR CERTIFIED COST OR PRICING DATA AND
ANALYSES (OCT 1993)

     In accordance with the requirements of the FAR 15.804-6(g)-(h) and FAR 15 806, the contractor shall furnish the following subcontractor information as part of the overall cost proposal:

     (a) Subcontractor cost or pricing data and appropriate analyses; and

     (b) Decrement factors which represent the historical difference between vendors' proposed prices and the actual prices negotiated

     It is DOD policy for Contracting officers to obtain the above information so that it can be used effectively in prime contract negotiations. In urgent situations where requirements must be negotiated quickly without subcontractor cost data, subcontractor costs may be identified as "not to exceed" amounts, subject to downward adjustment only.

                               (End of provision)

L.19 352.219-9000 SUBCONTRACTING PLAN FOR SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS CONCERNS (OCT 1993)

     (a) In accordance with Public Law 95-507 and as prescribed by FAR 19.708(b), a subcontracting Plan for Small Business and Small Disadvantaged Business Concerns will be required from the apparent successful offeror prior to the award of any resultant contract. Offerors may submit plans with initial proposal. If not submitted with the initial proposal, a plan shall be submitted when requested by the Contracting Officer.

     (b) Offerors are hereby notified that no contract will be awarded unless and until an acceptable plan is negotiated with the Contracting Officer and such acceptable plan will be incorporated into the contract, as a material part thereof

                               (End of provision)

L.20 352.245-9005 KNOWLEDGE OF ACQUISITION OF GOVERNMENT PRODUCTION AND RESEARCH PROPERTY (OCT 1993)

     Offerors shall state whether, to their knowledge, their proposal involves the acquisition of Government production and research property, the disposal of which may be restricted by patent or other rights. Pursuant to FAR 45.402(b), offerors are required to obtain the written concurrence of the contracting officer cognizant of the property. A copy of the concurrence shall be included in the proposal.

                               (End of provision)